                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        IDEC Pharmaceuticals Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        IDEC Pharmaceuticals Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        IDEC PHARMACEUTICALS CORPORATION
                              11011 TORREYANA ROAD
                          SAN DIEGO, CALIFORNIA 92121


                                                                  April 22, 1997


Dear Shareholder:


     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of IDEC Pharmaceuticals Corporation (the "Company") which will be held on May 22, 1997, at 10:00 a.m., at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California.


     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

     After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals set forth in the enclosed Proxy Statement and recommends that you vote IN FAVOR OF each of such proposals.

     After reading the Proxy Statement, please mark, date, sign and return, by no later than May 16, 1997, the enclosed proxy in the prepaid envelope addressed to ChaseMellon Shareholder Services, our agent, to ensure that your shares will be represented. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1996 Annual Report and Form 10-K for the fiscal year ended December 31, 1996 is also enclosed.

     We look forward to seeing you at the Annual Meeting.

                                           Sincerely,

                                           /s/ William H. Rastetter

                                           William H. Rastetter, Ph.D.
                                           Chairman, President and
                                           Chief Executive Officer

                        IDEC PHARMACEUTICALS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 22, 1997


     The Annual Meeting of Shareholders (the "Annual Meeting") of IDEC Pharmaceuticals Corporation (the "Company") will be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California, on Thursday, May 22, 1997 at 10:00 a.m. local time, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:


          1. To elect eight (8) members to the Board of Directors of the Company. If the proposed amendment to the Company's Amended and Restated Articles of Incorporation providing for a classified Board of Directors (Proposal No. 2 below) is adopted, the eight directors will be elected to a classified Board of Directors, with two directors being elected for a one-year term, three directors being elected for a two year term and three directors being elected for a three year term. If this proposed amendment is not adopted, all eight directors will be elected for a one year term.

          2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation providing for the classification of the Board of Directors into three classes, with members of each class serving for staggered terms.

          3. To approve a change in the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary of the Company.

          4. To approve a series of amendments to the Company's 1988 Stock Option Plan (the "Option Plan"), including (i) an increase in the total number of common shares authorized for issuance thereunder from 4,680,000 shares to 5,480,000 shares and (ii) the extension of the term of the Option Plan from July 19, 1998 to December 31, 2002.

          5. To approve an amendment to the 1995 Employee Stock Purchase Plan (the "1995 Purchase Plan") of the Company to increase the total number of common shares authorized for issuance thereunder from 345,000 shares to 495,000 shares.

          6. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

          7. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     The Board of Directors has fixed the close of business on March 28, 1997, as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of shareholders entitled to vote will be available from the Secretary of the Company at the Company's executive offices at 11011 Torreyana Road, San Diego, California 92121, for ten days before the meeting.

     IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                                          By Order of the Board of Directors,

                                          Kenneth J. Woolcott
                                          Secretary


April 22, 1997

                        IDEC PHARMACEUTICALS CORPORATION
                             ---------------------

                                PROXY STATEMENT

                      1997 ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of IDEC Pharmaceuticals Corporation, a California corporation (the "Company" or "IDEC California"), with corporate headquarters at 11011 Torreyana Road, San Diego, California 92121, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California on May 22, 1997 at 10:00 a.m., and any adjournment thereof. The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a shareholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Shareholders and in this Proxy Statement.



     Shareholders of record at the close of business on March 28, 1997 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 18,644,634 shares of Common Stock outstanding and 415 shareholders of record. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. Under California law, an abstention as to any particular matter does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter. "Broker non-votes" (i.e., where the broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. In the election of directors, cumulative voting is authorized for all shareholders if any shareholder gives notice at the Annual Meeting, prior to voting for the election of directors, of his or her intention to cumulate votes. Cumulative voting enables a shareholder to cast as many votes as are equal to the number of shares held by the shareholder multiplied by eight, the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among any or all of the nominees. The eight candidates receiving the highest number of votes will be elected. The Board of Directors is soliciting discretionary authority to vote proxies cumulatively.



     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or other means. No additional compensation will be paid to such persons for such solicitation. The Company has engaged Beacon Hill Partners, Inc. ("Beacon Hill Partners") to solicit proxies and distribute materials to brokers, banks, custodians, fiduciaries and other nominee holders. The Company will pay Beacon Hill Partners approximately $35,000 for these services. The Company will also reimburse brokers, nominees, fiduciaries and other custodians for their reasonable expenses in forwarding solicitation material to beneficial owners of the Company's Common Stock.



     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 22, 1997.


                                   IMPORTANT

     PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY, AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED, POSTAGE-PREPAID, RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS


     The persons named in the enclosed proxy will vote to elect as directors of the Company the eight nominees listed below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. The eight candidates receiving the highest number of affirmative votes of the shares represented and voting at the Annual Meeting will be elected directors of the Company.



     If the proposed amendment to the Company's Amended and Restated Articles of Incorporation (the "IDEC California Articles of Incorporation") described below in Proposal No. 2 providing for the classification of the Board of Directors into three classes is approved at the Annual Meeting by the Company's shareholders, the eight nominees listed below will be divided into three classes as follows: two Class I Directors (Messrs. Johnson and Hashimoto) will be elected for a one-year term expiring at the 1998 Annual Meeting of Shareholders, three Class II Directors (Mr. Groom, Dr. Edwards and Ms. Schenk) will be elected for a two-year term expiring at the 1999 Annual Meeting of Shareholders and three Class III Directors (Drs. Glassberg and Rastetter and Mr. Young) will be elected for a three-year term expiring at the 2000 Annual Meeting of Shareholders, in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal. If this proposed amendment to the IDEC California Articles of Incorporation is not adopted, all eight directors will be elected for a one-year term expiring at the 1998 Annual Meeting of Shareholders, subject to the election and qualification of their successors and to their earlier death, resignation or removal. See "Proposal No. 2 -- Approval of Amendment of the IDEC California Articles of Incorporation Providing for Classified Board of Directors."


     As more fully described below in "Proposal No. 3 -- Reincorporation of the Company in Delaware," in the event that the proposed reincorporation of the Company in Delaware is approved by the Company's shareholders, the Board of Directors of the Company, as reincorporated in Delaware, will be classified into three classes in the same manner as proposed in Proposal No. 2, regardless of the approval or disapproval of Proposal No. 2 by shareholders of the Company. See "Proposal No. 3 -- Reincorporation of the Company in Delaware -- The Charter and Bylaws of IDEC California and IDEC Delaware -- Classified Board."

NOMINEES

     Set forth below are the names and ages of the nominees and directors, the principal occupations of each nominee and director at present and for the past five years, certain directorships held by each, and the year in which each became a director of the Company.


NOMINEES                                             POSITION(S) WITH THE COMPANY               AGE
-----------------------------------------  -------------------------------------------------    ---
William H. Rastetter, Ph.D...............  Chairman, President, and Chief Executive Officer     48
Charles C. Edwards, M.D..................  Director                                             73
Alan B. Glassberg, M.D...................  Director                                             60
John Groom...............................  Director                                             58
Kazuhiro Hashimoto.......................  Director                                             56
Franklin P. Johnson, Jr..................  Director                                             68
The Honorable Lynn Schenk................  Director                                             52
William D. Young.........................  Director nominee                                     52


     Dr. Rastetter was appointed Chairman of the Board of Directors of the Company on May 22, 1996. He has served as President and Chief Executive Officer of the Company since December 1986 and Chief Financial Officer from 1988 to 1993. Dr. Rastetter has served as a Director of the Company since 1986. From 1984 to 1986, he was Director of Corporate Ventures at Genentech, Inc. From 1982 to 1984, Dr. Rastetter served in a scientific capacity at Genentech, Inc., directing the Biocatalysis and Chemical Sciences groups. From 1975 to 1982, he held various faculty positions at the Massachusetts Institute of Technology. Dr. Rastetter serves on the Board of Directors for Argonaut Technologies, Inc., a privately held life science company and serves on the boards of the California Health Care Institute and BIOCOM San Diego. Dr. Rastetter also sits on the California Governor's Council on Biotechnology. Dr. Rastetter received his Ph.D. in chemistry from Harvard University in 1975.

     Dr. Edwards is the retired President and Chief Executive Officer of Scripps Institution of Medicine and Science, having joined the Institution in 1991. Dr. Edwards served as the President and Chief Executive Officer of Scripps Clinic and Research Foundation from 1977 to 1991. Previously, Dr. Edwards held a number of positions with private, public and governmental entities including Commissioner of the U.S. Food and Drug Administration and several positions with the American Medical Association. Dr. Edwards is director of three other publicly traded companies, Bergen Brunswig Corporation, Molecular Biosystems, Inc. and Northern Trust of California and serves on the board of three privately held institutions. He received his B.S., M.D. and Honorary Degree, Doctor of Science from the University of Colorado and received his M.S. of Surgery from the University of Minnesota. Dr. Edwards has served as a Director of the Company since May 1995.

     Dr. Glassberg has been associated with the University of California since 1970 and is currently a clinical professor of medicine. Dr. Glassberg is associate director of clinical care and director of general oncology at the University of California San Francisco Cancer Center, and also serves as director of hematology and medical oncology at Mount Zion Medical Center in San Francisco. He received his B.S. from the College of Charleston and his M.D. from the University of South Carolina in Charleston. Dr. Glassberg has served as a Director of the Company since February 1997.

     Mr. Groom has been President, Chief Operating Officer, and a Director of Elan Corporation plc since 1996. Mr. Groom served as the President and Chief Executive Officer of Athena Neurosciences, Inc. from 1987 to 1996. Mr. Groom also serves as a Director of Ligand Pharmaceuticals Inc. and Athena Neurosciences, Inc. From 1960 to 1985, Mr. Groom was employed by Smith Kline & French Laboratories ("SK&F"), the pharmaceutical division of the former SmithKline Beckman Corporation. He held a number of positions at SK&F, including: President of SK&F International from 1980 to 1985; Vice President, Europe; Managing Director, United Kingdom; Regional Director of Africa, Asia and the Middle East; Managing Director, India; and Managing Director, Pakistan. Mr. Groom has also served as Chairman of the International Section of the Pharmaceutical Manufacturers Association. Mr. Groom is a Fellow of the Association of Certified Accountants (UK) and has served as a Director of the Company since September 1992.

     Mr. Hashimoto has been, since 1981, Director of Research and Development of Zenyaku Kogyo Co., Ltd. ("Zenyaku"), a private pharmaceutical company in Tokyo, Japan, and an investor in the Company. Mr. Hashimoto served as President of Zenyaku since July 1994 and has served on Zenyaku's Board of Directors since 1977. He is a Director of two privately held companies and sits on the Board of Trustees of Tamagawa Gakuen University. Mr. Hashimoto has served as a Director of the Company since July 1991.


     Mr. Johnson has been a General Partner at AMC Partners 84 since 1984. AMC Partners 84 is the General Partner of Asset Management Associates 1984, an investor in the Company. Mr. Johnson is also a Director of Amgen, Inc., Boole & Babbage, Inc., and Tandem Computers Incorporated, as well as a Director of four privately held companies. He has served as a Director of the Company since 1986.


     Ms. Schenk is currently an attorney and previously served as the United States Congresswoman for the 49th District of the State of California from 1993 to 1995. She was an attorney in private practice from 1983 to 1993 and served as the California Secretary of Business, Transportation and Housing from 1980 to 1983. Ms. Schenk is also a Director of California Federal, FSB, a privately held company. She received her B.A. in Political Science from the University of California at Los Angeles, earned her J.D. from the University of San Diego and attended the London School of Economics. Ms. Schenk has served as a Director of the Company since May 1995.


     Mr. Young joined Genentech, Inc. ("Genentech"), an investor in and corporate partner of the Company, in 1980 as Director of Manufacturing and Process Sciences and became Vice President in 1983. He was promoted to Senior Vice President in 1989 where he was most recently responsible for Process Sciences, Manufacturing, Engineering and Facilities, Quality Assurance, Quality Control, Regulatory Affairs, Product

Development and Pharmacological Sciences. In 1996, Mr. Young was promoted to Executive Vice President and in 1997 to Chief Operating Officer, adding responsibility for Medical Affairs and Business and Corporate Development. He also serves as a Director for Energy Biosystems Corporation, a publicly held biotechnology company and two privately held life science companies, GenVec and VaxGen, Inc. Mr. Young received his B.S. in Chemical Engineering from Purdue University and his M.B.A. from Indiana University. Mr. Young is standing as a director nominee of the Company.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Company's bylaws authorize the Board of Directors to fix the number of directors at not less than eight nor more than eleven. The number of directors as of the date of the Annual Meeting is fixed at eight.


     The Board of Directors held five regularly scheduled meetings and one special telephonic meeting during 1996. All Directors (who have served on the Board of Directors throughout the year) have attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees, respectively, on which such Directors serve, with the exception of Mr. Groom who attended 60% of the regularly scheduled meetings and 100% of the special telephonic meeting (67% overall), Mr. Hashimoto who attended 80% of the regularly scheduled meetings and was not present at the special telephonic meeting (67% overall) and Mr. Johnson who attended 80% of the regularly scheduled meetings and was not present at the special telephonic meeting (67% overall).


     The Board of Directors has appointed a Compensation Committee, Audit and Finance Committee, Regulatory Oversight Committee and Nominating Committee.

     The members of the Compensation Committee are Franklin P. Johnson, Jr. (Chair), Charles C. Edwards, M.D. and John Groom. The Compensation Committee held four meetings during the 1996 fiscal year. The Compensation Committee's functions are to determine and review the compensation to be paid to officers and directors of the Company, to administer the Company's 1988 Stock Option Plan and the 1995 Employee Stock Purchase Plan.


     In 1996, the members of the Audit and Finance Committee were John Groom (Chair), Peter Barton Hutt, John P. McLaughlin and Lynn Schenk. The Audit and Finance Committee held one meeting during the 1996 fiscal year. The Audit and Finance Committee's functions are to monitor the effectiveness of the internal and external audit controls, to oversee the Company's financial and accounting organization and financial reporting, to oversee the Company's equity and debt financings, to oversee the Company's capital expenditure activities and to select a firm of independent public accountants whose duty it is to audit the books and accounts of the Company for the fiscal year for which they are appointed. In 1997, the Audit and Finance Committee will consist of three directors: John Groom (Chair), Franklin P. Johnson, Jr. and Lynn Schenk.



     In January 1996, the Board of Directors formed a Regulatory Oversight Committee. In 1996, the members of the Regulatory Oversight Committee were Peter Barton Hutt (Chair) and Charles C. Edwards, M.D. The Regulatory Oversight Committee held one meeting during the 1996 fiscal year. The Regulatory Oversight Committee is responsible for advising the Company on matters pertaining to the filing of Investigational New Drug applications, Biological License Applications, Product License Applications and other regulatory matters. In 1997, the Regulatory Oversight Committee will consist of three directors:
Charles C. Edwards, M.D. (Chair), Alan B. Glassberg, M.D. and William D. Young.



     In May 1996, the Board of Directors formed a Nominating Committee. The members of the Nominating Committee are Lynn Schenk (Chair), Charles C. Edwards, M.D., John Groom and Franklin P. Johnson, Jr. The Nominating Committee met in conjunction with the full Board and most recently recommended and nominated Dr. Alan B. Glassberg to the Board of Directors. This appointment was approved by the Board of Directors on February 24, 1997. The Nominating Committee is responsible for proposing a slate of directors which the Board proposes for election by shareholders at each annual meeting and to select and nominate candidates to fill any vacancies on the Board.

REMUNERATION

     All Board members except (i) employee directors, (ii) directors who are associated with a firm or entity which has a venture capital interest in the Company or (iii) directors who are affiliated with the Company's corporate development partners, will receive $2,000 for each Board meeting day attended. Beginning in April 1996, each Board Committee member except (i) employee directors or (ii) directors who are affiliated with the Company's corporate development partners, will receive $500 for each Board Committee meeting attended. Additionally, all Board members will be reimbursed for actual expenses incurred in attending Board meetings. During 1996, Dr. Edwards earned $14,000, Mr. Groom earned $7,500, Mr. Johnson earned $1,500 and Ms. Schenk earned $12,500 for their services as Directors.


     The 1993 Non-Employee Directors Stock Option Plan (the "Directors Plan") was originally adopted by the Board of Directors of the Company on September 14, 1993 and approved by the shareholders on May 19, 1994. The Plan is designed to serve as an equity incentive program to attract and retain the services of highly qualified individuals with substantial relevant experience to the life sciences industry. In accordance with the Directors Plan, individuals who are first elected or appointed as non-employee Board members, whether through appointment by the Board of Directors or election by the Company's shareholders, will automatically be granted, on the date of such initial election or appointment, a nonstatutory stock option to purchase 17,500 shares of common stock. Accordingly, on February 24, 1997, Dr. Glassberg received, in connection with his appointment to the Board, an option to purchase 17,500 shares of common stock at an exercise price of $24.38 per share, the fair market value per share on the grant date. The option is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, in the event Dr. Glassberg should cease Board service prior to vesting in the shares. The option shares will vest in a series of four successive equal annual installments upon Dr. Glassberg's completion of each year of Board service over the four-year period measured from the grant date. The Directors Plan also provides for a series of annual option grants to each individual who continues to serve as a non-employee Board member. Accordingly, on January 2, 1996, each individual serving as a non-employee Board member at that time received an option grant to purchase 5,000 shares of common stock at an exercise price of $19.13 per share, the fair market value per share on the grant date. On January 2, 1997, each individual serving as a non-employee Board member at that time received an option grant for an additional 5,000 shares of common stock at an exercise price of $22.50 per share, the fair market value per share on the grant date. Each such annual grant is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option price paid per share, should the optionee cease to remain a Board member for any reason (other than death or disability) within one year after the grant date. Each option grant under the Directors Plan, whether an initial grant or an annual grant, has a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The shares subject to each option grant held by a non-employee Board member under the Directors Plan will immediately vest in full upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of such individual while serving as a Board member. In addition, upon the successful completion of a hostile tender offer for 50% or more of the Company's outstanding voting securities, each outstanding option under the Directors Plan may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the tender offer price paid per share of common stock over (b) the exercise price payable for such option share.

                                 PROPOSAL NO. 2

     APPROVAL OF AMENDMENT OF THE IDEC CALIFORNIA ARTICLES OF INCORPORATION
                 PROVIDING FOR A CLASSIFIED BOARD OF DIRECTORS

     On February 24, 1997, the Board of Directors unanimously approved a proposal to amend the IDEC California Articles of Incorporation to provide for the institution of a classified Board of Directors. The full text of the proposed amendment to the IDEC California Articles of Incorporation is set forth in Exhibit A to this Proxy Statement and the following description is qualified in its entirety by reference thereto. If the proposed amendment is approved, the eight directors elected to the Board will be divided into three classes as provided under "Election of Directors" and certain conforming amendments, in substantially the form set forth in Exhibit B to this Proxy Statement, will be made to the Bylaws of the Company.

     California law authorizes provisions in articles of incorporation that provide for a classified board of directors. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT INSTITUTING A CLASSIFIED BOARD OF DIRECTORS IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.


     The proposed amendment to the IDEC California Articles of Incorporation and conforming amendments to the Bylaws provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the Annual Meeting to be held in 1998; another class would hold office initially for a term expiring at the Annual Meeting to be held in 1999; and another class would hold office initially for a term expiring at the Annual Meeting to be held in 2000. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified. See "Proposal No.
1 -- Election of Directors" as to the initial composition of each class of directors, and each director's initial term, if this Proposal No. 2 is adopted.


     As more fully described below in "Proposal No. 3 -- Reincorporation of the Company in Delaware," in the event that the proposed reincorporation of the Company in Delaware is approved by the Company's shareholders, the Board of Directors of the Company, as reincorporated in Delaware, will be classified into three classes in the same manner as proposed in this Proposal No. 2, regardless of the approval or disapproval of this Proposal No. 2 by shareholders of the Company. See "Proposal No. 3 -- Reincorporation of the Company in
Delaware -- The Charter and Bylaws of IDEC California and IDEC
Delaware -- Classified Board."

     The Board believes that classification of the Board of the Company will help lend continuity and stability to the management of the Company, both as a California corporation and as a Delaware corporation if Proposal No. 3 below is approved by shareholders and the Company is reincorporated in Delaware. Following adoption of the classified board structure, at any given time at least approximately two-thirds of the members of the Board will generally have had experience as directors of the Company. The Board believes that this will facilitate long-range business planning, strategic planning and policy making and will have a positive impact on customer and employee loyalty. In particular, the Company believes that a classified Board of Directors will permit the Company to more effectively represent the interests of all of its shareholders in a variety of situations, including responding to circumstances which might be created by demands or actions of a single shareholder or shareholder group, than might be the case if the Board of Directors were not classified and a measure of continuity from year to year were not thereby assured. The proposed amendment is not a response to any specific effort of which the Company is aware to accumulate the Company's stock or to obtain control of the Company.

     The proposed classified Board amendment could discourage efforts to obtain control of the Company. The classification of directors will have the effect of making it more difficult for shareholders to change the composition of the Board in a relatively short period of time since at least two Annual Meetings will be required to be held in order to effect a change in a majority of the members of the Board. The delay afforded by the proposed amendment will help ensure that the Board, if confronted with a hostile tender offer, a proxy contest or other similar proposal, will have sufficient time to review and consider the proposal and appropriate alternatives to the proposal and to act in what it believes to be the best interests of the shareholders.

VOTE REQUIRED FOR THE AMENDMENT OF THE IDEC CALIFORNIA ARTICLES OF INCORPORATION AND BYLAWS

     Approval of the amendment of the IDEC California Articles of Incorporation and Bylaws providing for a classified Board of Directors will require the affirmative vote of the majority of outstanding shares of the Company's common stock on the Record Date entitled to vote on the proposal. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining
(x) the presence or absence of a quorum and (y) the total number of negative votes cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the proposed classified Board, the Company believes that abstentions should be counted for purposes of determining both (A) the presence or absence of a quorum for the transaction of business and (B) the total number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. The Company further believes that broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted for purposes of determining the number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat broker non-votes in this manner.

     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE IDEC CALIFORNIA ARTICLES OF INCORPORATION AND BYLAWS PROVIDING FOR A CLASSIFIED BOARD OF DIRECTORS. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS PROPOSAL.

                                 PROPOSAL NO. 3

                   REINCORPORATION OF THE COMPANY IN DELAWARE

INTRODUCTION


     On February 24, 1997, the Board of Directors unanimously approved a proposal to change the Company's state of incorporation from the State of California to the State of Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the terms "the Company" and "IDEC California" refer to the existing California corporation and the term "IDEC Delaware" refers to IDEC Pharmaceuticals Corporation, a Delaware corporation which is a wholly-owned subsidiary of IDEC California and the proposed successor to IDEC California.


     As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed IDEC Delaware Certificate of Incorporation and Bylaws are substantially similar to those currently in effect in California, with the exception that the Board of Directors of IDEC Delaware will be divided into three classes with staggered terms of office (as will the Board of Directors of IDEC California in the event that Proposal No. 2 above is approved by shareholders). The Reincorporation Proposal is not being proposed in order to prevent a nonsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation of the Board of Directors or take significant action that affects the Company.


     The Proposed Reincorporation would be accomplished by merging the Company into IDEC Delaware pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit C to this Proxy Statement. The Proposed Reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees. Upon completion of the merger, IDEC California will cease to exist and IDEC Delaware will continue to operate the business of the Company under the name "IDEC Pharmaceuticals Corporation."



     On the effective date of the Proposed Reincorporation, each outstanding share of common stock of the Company and each outstanding share of each series and subseries of preferred stock of the Company will automatically convert into one share of common stock of IDEC Delaware and one share of the same series or subseries, as the case may be, of preferred stock of IDEC Delaware, respectively, and shareholders of the Company will automatically become shareholders of IDEC Delaware. In addition, each outstanding option, warrant or right to acquire shares of common stock of the Company will be converted into an option, warrant or right to acquire an equal number of shares of common stock of IDEC Delaware, under the same terms and conditions as the original options, warrants or rights. All of the Company's employee benefit plans, including the 1988 Stock Option Plan, the 1995 Employee Stock Purchase Plan, the 1993 Non-Employee Directors Stock Option Plan and the 401(k) Employee Savings Plan, will be adopted and continued by IDEC Delaware following the Proposed Reincorporation. Shareholders should recognize that approval of the Proposed Reincorporation will constitute approval of the adoption and assumption of those plans by IDEC Delaware.


     The common stock of IDEC California is listed for trading on the Nasdaq National Market tier of the Nasdaq Stock Market, and after the merger IDEC Delaware's common stock will continue to be traded on the

Nasdaq National Market tier of the Nasdaq Stock Market without interruption, under the same symbol ("IDPH") as the shares of IDEC California common stock are traded under such system prior to the merger.

     No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in IDEC Delaware upon completion of the merger.


     Under California law, the affirmative vote of a majority of the outstanding shares of common stock of IDEC California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation does not require the approval of the holders of outstanding shares of the Company's preferred stock and such approval is not being sought. The Proposed Reincorporation has been unanimously approved by IDEC California's Board of Directors. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of IDEC California will have no dissenters' rights of appraisal with respect to the merger.


     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Amended and Restated Certificate of Incorporation of IDEC Delaware (the "IDEC Delaware Certificate of Incorporation") and the Bylaws of IDEC Delaware (the "IDEC Delaware Bylaws"), copies of which are attached hereto as Exhibits C, D and E, respectively.


     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE IDEC DELAWARE CERTIFICATE OF INCORPORATION, THE IDEC DELAWARE BYLAWS, THE ASSUMPTION OF IDEC CALIFORNIA'S EMPLOYEE BENEFIT PLANS, STOCK OPTION AND EMPLOYEE STOCK PURCHASE PLANS AND NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN BY IDEC DELAWARE AND THE FORM OF INDEMNIFICATION AGREEMENT OF IDEC DELAWARE.


VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL


     Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, (ii) the IDEC Delaware Certificate of Incorporation, (iii) the IDEC Delaware Bylaws, (iv) the assumption of IDEC California's employee benefit plans, stock option and employee stock purchase plans and non-employee directors stock option plan by IDEC Delaware and (v) the form of indemnification agreement of IDEC Delaware, will require the affirmative vote of the majority of outstanding shares of common stock of the Company on the Record Date entitled to vote on the proposal. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares of common stock outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining
(x) the presence or absence of a quorum and (y) the total number of negative votes cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the Proposed Reincorporation in Delaware, the Company believes that abstentions should be counted for purposes of determining both (A) the presence or absence of a quorum for the transaction of business and (B) the total number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. The Company further believes that broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted for purposes of determining the number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat broker non-votes in this manner.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Prominence, Predictability and Flexibility of Delaware Law.   For many
years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

     Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.


NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF CORPORATE HEADQUARTERS OF THE COMPANY



     The Proposed Reincorporation will effect a change only in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the corporate headquarters of the Company. The eight (8) directors who are elected at the Annual Meeting of Shareholders will become the directors of IDEC Delaware and will be divided into three classes as detailed in Proposal Nos. 1 and 2. All employee benefit, stock option, employee stock purchase and non-employee directors stock option plans of IDEC California will be assumed and continued by IDEC Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of common stock of IDEC Delaware, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by IDEC Delaware. Other employee benefit arrangements of IDEC California will also be continued by IDEC Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of common stock of

IDEC Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol ("IDPH") as the shares of common stock of IDEC California are traded under prior to the merger.

     Prior to the Effective Date of the merger, the Company will obtain any requisite consents to such merger from parties with whom it may have contractual arrangements. As a result, IDEC California's rights and obligations under such contractual arrangements will continue and be assumed by IDEC Delaware.

ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan and severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company. None of these measures has been implemented by IDEC California under California law and none has been provided for by IDEC Delaware under Delaware law, although the Board of Directors of the Company has considered and may adopt a shareholder rights plan in the future.


     Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which IDEC Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three (3) years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Approval of Certain Business Combinations." Furthermore, the establishment of a classified Board of Directors similarly could be viewed as having an antitakeover effect in that it permits only one-third of the Board to be elected in any given year. Likewise, the elimination of the right of shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of the shareholders could be seen as promoting an antitakeover effect by allowing shareholder action only at a meeting properly called by the Board of Directors or an annual meeting. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of IDEC California and IDEC Delaware." For a discussion of these and other differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."


     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

     In addition to the various anti-takeover measures that would be available to IDEC Delaware after the Proposed Reincorporation due to the application of Delaware law, IDEC Delaware would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock.


     Following the effectiveness of the Proposed Reincorporation, shares of authorized and unissued common stock and preferred stock of IDEC Delaware could (within the limits imposed by applicable law) be issued in one or more transactions, or preferred stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of IDEC Delaware. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of IDEC Delaware.


     It should be noted that the voting rights to be accorded to any unissued series of preferred stock of IDEC Delaware ("Delaware Preferred Stock") remain to be fixed by the Delaware Company Board of Directors. Accordingly, if the IDEC Delaware Board of Directors so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of common stock of IDEC Delaware under certain circumstances or have other terms which might make acquisition of a controlling interest in IDEC Delaware more difficult or more costly, including the right to elect additional directors to the IDEC Delaware Board of Directors. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of IDEC Delaware. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of IDEC Delaware in opposing a hostile tender offer or other attempt to obtain control.


     If the Proposed Reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the preferred stock or common stock of IDEC Delaware, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to IDEC Delaware and its stockholders. The Board of Directors does not intend to issue any preferred stock except on terms which the Board of Directors deems to be in the best interests of IDEC Delaware and its then existing stockholders.


THE CHARTERS AND BYLAWS OF IDEC CALIFORNIA AND IDEC DELAWARE

     The provisions of the IDEC Delaware Certificate of Incorporation and the IDEC Delaware Bylaws are similar to those of the IDEC California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the IDEC Delaware Certificate of Incorporation and IDEC Delaware Bylaws which alter the rights of shareholders and the powers of management. These provisions have antitakeover implications as described in this Proxy Statement. Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the IDEC Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, IDEC Delaware could implement certain other changes by amendment of its Certificate of Incorporation or

Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the IDEC Delaware Certificate of Incorporation and Bylaws is qualified in its entirety by reference to Exhibits D and E hereto, respectively.

     Capitalization. Currently, the Company's capital stock consists of 50,000,000 authorized shares of common stock, no par value, and 8,000,000 authorized shares of preferred stock, no par value.

     The capitalization of IDEC Delaware is identical to the capitalization of the Company, with authorized capital stock of 50,000,000 shares of common stock, $.001 par value, and 8,000,000 shares of preferred stock, $.001 par value, consistent with maintaining adequate capitalization for the current needs of the Company. IDEC Delaware's authorized but unissued shares of preferred stock will be available for future issuance.

     Upon the effectiveness of the Proposed Reincorporation, IDEC Delaware will have the same number of outstanding shares of common stock and preferred stock that the Company had outstanding immediately prior to the Proposed Reincorporation.

     Under the IDEC Delaware Certificate of Incorporation, as under the IDEC California Articles of Incorporation, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of preferred stock and to fix the number of shares constituting any such series and to determine the designation thereof.

     The Board of Directors may authorize the issuance of preferred stock for the purpose of adopting shareholder rights plans or in connection with various corporate transactions, including corporate partnering arrangements. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of preferred stock, except as required by law or regulation. See "Anti-Takeover Implications."

     Monetary Liability of Directors and Officers. The Articles of Incorporation of IDEC California and the IDEC Delaware Certificate of Incorporation both provide for the elimination of personal monetary liability of directors and officers to the fullest extent permissible under law. The provision eliminating monetary liability of directors and officers set forth in the IDEC Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the IDEC California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. IDEC Delaware proposes to enter into new indemnification arrangements with all directors and certain executive officers after the Proposed Reincorporation. The new indemnification agreements will be similar to the Company's indemnification agreements but will be modified to the extent necessary to conform the agreements to Delaware law. In particular, the new agreements will be modified to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of officers and directors of Delaware corporations. If the Proposed Reincorporation is approved, the new indemnification agreements will be approved by the Company's shareholders.


     Size of the Board of Directors. The Bylaws of IDEC Delaware provide for a Board of Directors consisting of eight (8) members, until changed by resolution of the Board of Directors. The Company's bylaws authorize the Board of Directors to fix the number of directors at not less than eight nor more than eleven. The number of directors as of the date of the Annual Meeting is fixed at eight. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The IDEC Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of IDEC Delaware could amend the Bylaws to change the size of the Board of Directors from eight directors without further stockholder approval. If the Reincorporation Proposal is approved, the eight directors of IDEC California who are elected at the Annual Meeting of Shareholders will become the eight directors of IDEC Delaware, will be divided into three classes as detailed in Proposal Nos. 1 and 2 above, and will serve until their successors have been duly elected and qualified or until their earlier death, resignation or removal. See "Proposal No.
1 -- Election of Directors" and "Proposal No. 2 -- Approval of Amendment of the Amended and Restated Articles of Incorporation of the Company Providing for a Classified Board of Directors."

     Classified Board. The IDEC California Articles of Incorporation does not currently provide for a classified Board of Directors. As described in Proposal No. 2 above, however, shareholders of the Company are being asked to approve a proposed amendment to the IDEC California Articles of Incorporation and conforming amendments to the IDEC California Bylaws providing that directors of the Company will be classified into three classes. See "Proposal No.
2 -- Approval of Amendment of the Amended and Restated Articles of Incorporation of the Company Providing for a Classified Board of Directors."


     If the Proposed Reincorporation is approved by shareholders, the Merger Agreement and the IDEC Delaware Certificate of Incorporation will provide for the classification of the Board of Directors of IDEC Delaware into three classes, regardless of the approval or disapproval of Proposal No. 2, with the structure and initial composition of such classes to be identical to the structure and initial composition of the proposed classified board of directors of the Company as set forth in Proposal Nos. 1 and 2 above. Class I would consist of two directors (initially, Messrs. Johnson and Hashimoto) who would hold office initially for a one year term expiring at the Annual Meeting to be held in 1998, Class II would consist of three directors (initially, Mr. Groom, Dr. Edwards and Ms. Schenk) who would hold office initially for a two year term expiring at the Annual Meeting to be held in 1999, and Class III would consist of three directors (initially, Drs. Glassberg and Rastetter and Mr. Young) who would hold office initially for a three year term expiring at the Annual Meeting to be held in 2000, in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.


     The Board believes that classification of the Board of IDEC Delaware will help lend continuity and stability to the management of IDEC Delaware following the Proposed Reincorporation. See "Proposal No. 2 -- Approval of Amendment of the Amended and Restated Articles of Incorporation of the Company Providing for a Classified Board of Directors" for a discussion of the advantages and disadvantages of a classified Board of Directors.

     Cumulative Voting for Directors. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange can also eliminate cumulative voting with shareholder approval. The Company qualifies as such a listed company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The IDEC Delaware Certificate of Incorporation does not provide for cumulative voting rights. Therefore, after the Proposed Reincorporation, stockholders will no longer have cumulative voting rights.

     Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. IDEC California's Bylaws permit a special meeting of shareholders to be called by the Board of Directors, the Chairman of the Board, the President or a shareholder holding not less than ten percent (10%) of the voting power of the Company. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The IDEC Delaware Bylaws will authorize the Board of Directors, the Chairman of the Board and the President to call a special meeting of stockholders. Therefore, after the Proposed Reincorporation, no stockholder (regardless of percentage holding) will be entitled to call special meetings.



     Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. IDEC California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director, although vacancies for any other reason may be filled by the directors. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of IDEC Delaware provide that vacancies and newly created directorships may be filled by the vote of a majority of the directors, and the person so elected to fill the vacancy shall hold office until the next succeeding annual meeting of stockholders at which the class to which the directorship belongs is to be elected.



     Action by Written Consent of the Shareholders. Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permit a corporation to eliminate such actions by written consent in its charter. The IDEC California Articles of Incorporation and Bylaws permit shareholders to act by written consent. The IDEC Delaware Certificate of Incorporation and Bylaws also permit stockholders to act by written consent.



     Removal of Directors. California law permits the removal of directors, with or without cause, by a majority of the outstanding shares then entitled to vote; provided, however, that no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the Certificate of Incorporation otherwise provides. The Bylaws of IDEC Delaware permit a director to be removed solely for cause by a majority of the outstanding shares then entitled to vote in an election of directors. Thus, because IDEC Delaware will have a classified board and because its Certificate of Incorporation does not alter the applicability of Delaware law, stockholders after the Proposed Reincorporation will no longer be able to remove directors without cause.


SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

     Shareholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three (3) years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three (3) years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations of Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent
(66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, IDEC Delaware does not intend to so elect and thus will be governed by Section 203.

     Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for IDEC Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to IDEC Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for IDEC Delaware's shares over the then current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

     Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Bylaws of IDEC Delaware allow any director or the entire board of directors to be removed, with cause, by the majority of shares then entitled to vote in an election of directors; however, if stockholders are entitled to cumulative voting, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director if then cumulatively voted at an election of the class of directors of which the director is a part. The Certificate of Incorporation of IDEC Delaware provides for a classified board, does not provide for cumulative voting rights and does not alter the applicability of Delaware law.


     Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Under California law, a Company whose shares are listed on a national exchange may also provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although IDEC California qualifies to adopt a classified board of directors, its Board of Directors has not previously done so. As set forth above in Proposal No. 2 -- Approval of Amendment of the Amended and Restated Articles of Incorporation of the Company Providing for a Classified Board of Directors," however, the shareholders of the Company are at this time being asked to approve an amendment to the IDEC California Articles of Incorporation providing for a classified Board of Directors.


     Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. If the Proposed Reincorporation is approved, the Board of Directors of IDEC Delaware will be classified into three classes, regardless of the approval or disapproval of Proposal No. 2 above. See "Proposal No. 2 -- Approval of Amendment of the Amended and Restated Articles of Incorporation of the Company Providing for a Classified Board of Directors" for a full discussion of the proposed classified Board of Directors.


     Indemnification and Limitation of Liability. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

     California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; or (g) liability for improper distributions, loans or guarantees.

     Delaware law does not permit the elimination of monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

     Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits as opposed to Delaware law which requires indemnification where there has been a successful defense, whether on the merits or otherwise.

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or (in contrast to California law) not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his duty to the corporation.

     Each of California and Delaware law allow for the entering of indemnification agreements which may provide for indemnification arrangements beyond those specifically authorized by applicable statute as long as they are not contrary to the policies underlying such statute. In this connection, the Company entered into indemnification agreements with its officers and directors providing for indemnification in line with California law, including certain procedures for such indemnification as well as for the advancement of expenses (other than actual amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any proceeding subject to such indemnification agreement. Such advances are repayable by the officer or director to the extent the subject conduct is later determined not to be indemnifiable. Similar indemnification agreements are allowed under Delaware law and the broader indemnification allowed in Delaware could also result in the greater allowance of expenses advancement.

     IDEC Delaware plans to enter into similar agreements with its officers and directors upon completion of the Proposed Reincorporation. The new indemnification agreements will be similar to the Company's indemnification agreements but will be modified to the extent necessary to conform the agreements to Delaware law. In particular, the new agreements will be modified to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of officers and directors of Delaware corporations. If the Proposed Reincorporation is approved, the new indemnification agreements will be approved by the Company's shareholders. Thus, a vote in favor of the Proposed Reincorporation will also approve the new indemnification agreements in substantially the form attached as Exhibit F to this Proxy Statement. Although the law in this regard is not certain, shareholders who vote in favor of the Proposed Reincorporation, and thereby approve the new indemnification agreements, may be prevented from challenging the validity of the indemnity agreements in a subsequent court proceeding.

     Inspection of Shareholder List. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California.

Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

     Dividends and Repurchases of Shares. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two (2) fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     To date, the Company has not paid any cash dividends on its outstanding shares and does not anticipate doing so for the foreseeable future.

     Shareholder Voting. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Approval of Certain Business Combinations."

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten (10) days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

     Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of IDEC California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of IDEC Delaware, although less than a majority of a quorum.

     Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

     Appraisal Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of IDEC California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.


     Dissolution. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. IDEC Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of IDEC Delaware that had previously been approved by its Board of Directors.


APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters and appraisal rights and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Delaware" above.

     Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange or are traded in the Nasdaq National Market tier of the Nasdaq Stock Market and which have 800 or more shareholders as of the record date of its most recent annual meeting of shareholders. The Common Stock of IDEC Delaware will continue to be traded on the Nasdaq National Market tier of the

Nasdaq Stock Market and are owned beneficially by more than 800 holders, and accordingly, IDEC Delaware will be exempt from Section 2115.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Proposed Reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Proposed Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the Proposed Reincorporation, and no gain or loss will be recognized by the Company or IDEC Delaware. Each former holder of capital stock of the Company will have the same basis in the capital stock of IDEC Delaware received by such holder pursuant to the Proposed Reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the Proposed Reincorporation. Each shareholder's holding period with respect to IDEC Delaware's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Proposed Reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Proposed Reincorporation.

     The foregoing is only a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER AND THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAW OF ANY STATE OR OTHER JURISDICTION.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE PROPOSED REINCORPORATION.

                                 PROPOSAL NO. 4

                    AMENDMENT TO THE 1988 STOCK OPTION PLAN
                                 OF THE COMPANY

     The 1988 Stock Option Plan (the "Option Plan") was originally adopted by the Board of Directors on July 19, 1988 and approved by the shareholders on March 29, 1989 and has subsequently been amended. In order to: (i) continue to provide equity incentives to employees (including officers) and independent consultants who provide valuable services to the Company, especially to retain key employees who have become substantially vested in previous stock option grants; (ii) create an additional stock option pool for use in recruiting personnel in connection with the expansion of the Company's operations; (iii) ensure that the Company's stock option grants to employees and non-employee members of the Board are competitive with practices in comparable companies in the biopharmaceutical industry; and (iv) facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the Option Plan to comply with the applicable requirements of Securities and Exchange Commission ("SEC") Rule 16b-3 prior to its recent amendment, the Board of Directors amended the Option Plan on February 24, 1997, subject to shareholder approval at the Annual Meeting.

     Should shareholders approve the amendments to the Option Plan, the following changes to the Option Plan will be effected: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by an additional 800,000 shares from 4,680,000 shares to 5,480,000 shares, (ii) render the non-employee Board members who are serving as Plan Administrator eligible to receive option grants under the Option Plan, (iii) allow unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Option Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (v) extend the term of the Option Plan from July 19, 1998 to December 31, 2002 and (vi) effect a series of additional changes to the provisions of the Option Plan (including the shareholder approval requirements, the transferability of non-qualified stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to SEC Rule 16b-3 which exempts certain officer and director transactions under the Option Plan from the short-swing liability provisions of the federal securities laws.

     The Option Plan provides for the grant of options which qualify for favorable tax treatment as incentive stock options ("Incentive Options") under
Section 422 of the Internal Revenue Code and non-qualified stock options which are not entitled to such treatment. The total number of shares of common stock issuable over the term of the Option Plan may not exceed 5,480,000 shares, inclusive of the 800,000 share increase for which shareholder approval is sought as a part of this Proposal No. 4.

     The following is a summary of the principal features of the Option Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any shareholder who wishes to obtain a copy of the actual Option Plan document may do so by written request to the Corporate Secretary at the Company's executive offices in San Diego, California.

ADMINISTRATION

     The Option Plan is administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are appointed by the Board of Directors and may be removed by the Board of Directors at any time. The Compensation Committee, which will be referred to in this summary as the Plan Administrator, has full authority, subject to the provisions of the Option Plan, to determine the eligible individuals who are to receive option grants and/or stock appreciation rights under the Option Plan, the type of option (incentive stock option or non-qualified stock option) or stock appreciation right (tandem or limited) to be granted, the number of shares to be covered by each granted option or right, the date or dates on which the option or right is to become exercisable, and the maximum term for which the option or right is to remain outstanding.

ELIGIBILITY AND PARTICIPATION

     The Option Plan authorizes the grant of stock options and stock appreciation rights to key employees (including officers and directors), non-employee Board members and independent consultants of the Company or any subsidiary corporation.

     As of February 28, 1997, approximately 15 independent consultants, 8 non-employee Board members and 270 employees, including 9 executive officers, were eligible to participate in the Option Plan. The non-employee Board members are also eligible to receive periodic option grants under the Company's 1993 Non-Employee Directors Stock Option Plan.

ISSUABLE SHARES

     The maximum number of shares of common stock issuable over the term of the Option Plan may not exceed 5,480,000 shares, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. The issuable shares may be made available either from the authorized but unissued shares of common stock or from shares of common stock repurchased by the Company, including shares purchased on the open market.

     In no event may any one individual participating in the Option Plan be granted stock options or separately-exercisable stock appreciation rights for more than 1,250,000 shares of common stock in the aggregate over the term of the Option Plan, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. For purposes of such limitation, any options or stock appreciation rights granted prior to January 1, 1994 will not be taken into account.

     Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions described in the "Cancellation and Regrant of Options" section below), the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan. Unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Option Plan. Shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the Option Plan will not be available for subsequent grants.

     As of February 28, 1997, approximately 686,722 shares of common stock have been issued under the Option Plan, 3,749,201 shares of common stock were subject to outstanding options, and 1,044,076 shares(1) of common stock were available for future option grants, inclusive of the 800,000 share increase for which shareholder approval is sought as part of this Proposal.

PRICE AND EXERCISABILITY

     The exercise price of options granted under the Option Plan may not be less than 85% of the fair market value of the common stock on the grant date. If the granted option is an Incentive Option, the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant. The maximum period during which any option may remain outstanding under the Option Plan may not exceed ten (10) years.

     Options granted under the Option Plan may be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Plan Administrator.

     The exercise price is payable in cash or with shares of the Company's common stock. The exercise price may also be paid through a same-day sale program, pursuant to which a designated brokerage firm is to effect

---------------

1 The number of shares available for future option grants will be increased by the number of shares subject to currently outstanding options which terminate or expire prior to exercise, or repurchased by the Company at the option exercise price paid per share, and will be adjusted in the event of certain changes to the Company's capital structure.

the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     The Plan Administrator may also assist one or more optionees (including an officer or director) in the exercise of their outstanding options by (i) authorizing a loan from the Company or (ii) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares plus any Federal or state income or employment taxes incurred in connection with the purchase.

VALUATION

     For purposes of establishing the option exercise price and for all other valuation purposes under the Option Plan, the fair market value per share of common stock on any relevant date will be deemed equal to the closing selling price per share on such date, as quoted on The Nasdaq National Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of fair market value. The closing selling price of the Company's common stock on February 28, 1997 was $24.88 per share.

TERMINATION OF SERVICE

     Should the optionee cease to remain in the Company's service while holding one or more options under the Option Plan, then such optionee will not have more than a thirty-six (36) month period (or such shorter period as the Plan Administrator may specify at the time of grant) following such cessation of service in which to exercise such options, unless the Plan Administrator determines that such exercise period should subsequently be extended for one or more additional months or years. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will, during such limited period, normally be exercisable only for the number of shares for which the option is exercisable on the date of the optionee's cessation of service. However, the Plan Administrator will have complete discretion to accelerate in whole or in part the vesting of any outstanding options held by the optionee at the time of his or her cessation of service and may exercise such discretion at any time while the option remains outstanding.

     Should the optionee die while holding one or more outstanding options, then the personal representative of the optionee's estate or the person or persons to whom each such option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance will have the right to exercise such option for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of service, less any option shares subsequently purchased by the optionee prior to death. Such right will lapse, and the option will terminate, upon the earlier of (i) the third anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term.

     For purposes of the Option Plan, the optionee will be deemed to be in the service of the Company for so long as such individual renders periodic services to the Company or any subsidiary, whether as an employee, non-employee board member or independent consultant.

REPURCHASE RIGHTS

     Any unvested shares of common stock issued under the Option Plan will be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. The Plan Administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company's outstanding repurchase rights with respect to one or more unvested shares held by the optionee at the time of his or her cessation of service and may exercise this discretion at any time, whether before or after the optionee's service actually ceases.

ACCELERATION OF OPTIONS

     Corporate Transaction. In the event of any one of the following transactions (a "Corporate Transaction"):

          (a) a merger or consolidation in which the Company is not the surviving entity,

          (b) the sale, transfer or other disposition of substantially all of the Company's assets in liquidation or dissolution of the Company, or

          (c) any reverse merger in which the Company is the surviving entity but in which 50% or more of the Company's outstanding voting securities are transferred to persons other than those who held such securities immediately prior to the merger, each outstanding option will automatically become exercisable, immediately prior to the effective date of the Corporate Transaction, for all of the shares of common stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. However, the exercisability of an outstanding option will not so accelerate if and to the extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

     The Company's outstanding repurchase rights under the Option Plan will also terminate, and the shares subject to such repurchase rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase rights are issued.

     Immediately following the consummation of the Corporate Transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable.

     Change in Control. The Plan Administrator has full power and authority, exercisable either at the time the option is granted or at any time which the option remains outstanding, to provide for the acceleration of one or more outstanding options under the Option Plan so that each such option will, immediately prior to a Change in Control, become exercisable for all of the shares of the common stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. The Plan Administrator will have complete discretion in establishing the specific terms and conditions upon which one or more outstanding options are to accelerate in connection with the Change in Control or upon which any of the Company's outstanding repurchase rights under the Option Plan are to terminate. Alternatively, the Plan Administrator may condition such accelerated option vesting and termination of the repurchase rights upon the optionee's cessation of service under certain prescribed circumstances following the Change in Control.

     A Change in Control will be deemed to occur:

          (a) should a person or related group of persons (other than the Company or its affiliates) acquire ownership of twenty-five percent (25%) or more of the Company's outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend the shareholders to accept; or

          (b) on the first date within any period of 24 consecutive months or less on which there is effected a change in the composition of the Board of Directors such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been members of the Board continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     Upon a Change in Control, each outstanding option will remain exercisable until the expiration or sooner termination of the option term specified in the instrument evidencing such grant.

     Special Acceleration Agreements. The Company has entered into agreements with certain of its officers to provide for the automatic acceleration of their outstanding options in the event their services are terminated in connection with a Corporate Transaction or Change in Control. The purpose of these agreements is to assure such individuals that either their services will continue to be required after the Corporate Transaction or Change in Control or that they will in fact receive the appreciated value of their outstanding options despite such Corporate Transaction or Change in Control. As of February 28, 1997, the number of option shares subject to these acceleration agreements was as follows for the Company's Chief Executive Officer and the Company's four most highly compensated executive officers for the 1996 fiscal year: William H. Rastetter, Ph.D., 559,887 shares; Nabil Hanna, Ph.D., 382,762 shares; William H. Rohn, 266,000 shares; Antonio J. Grillo-Lopez, M.D., 320,999 shares; and Christopher J. Burman, 254,303 shares.

     The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an antitakeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

STOCK APPRECIATION RIGHTS

     At the discretion of the Plan Administrator, options may be granted with stock appreciation rights. Two types of stock appreciation rights are authorized for issuance under the Option Plan: (i) tandem rights which require the optionholder to elect between the exercise of the underlying option for shares of common stock and the surrender of such option for an appreciation distribution and (ii) limited rights which are automatically exercised upon the occurrence of a Hostile Take-Over (hereinafter defined).

     The appreciation distribution payable by the Company upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of (i) the fair market value (on the exercise date) of the shares of common stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in shares of common stock valued at fair market value on the exercise date, in cash or in a combination of cash and common stock.

     One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the discretion of the Plan Administrator, be granted limited stock appreciation rights as part of any stock option grants made to such officers. Any option with such a limited stock appreciation right will automatically be cancelled upon the occurrence of a Hostile Take-Over, to the extent the option is at such time exercisable for vested shares (including any shares which vest in connection with such Hostile Take-Over). In return, the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price (hereinafter defined) of the vested shares of common stock at the time subject to the cancelled option (or cancelled portion) over (ii) the aggregate exercise price payable for such shares. The balance of the option (if any) will continue to remain outstanding and exercisable in accordance with the agreement evidencing such grant.

     For purposes of such limited stock appreciation right, the following definitions are in effect under the Option Plan:

          Hostile Take-Over: the acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 25% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board of Directors does not recommend such shareholders to accept.

          Take-Over Price: the greater of (i) the fair market value of the vested shares subject to the cancelled option, measured on the option cancellation date in accordance with the valuation provisions of the Option Plan described above, or (ii) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over.

SHAREHOLDER RIGHTS AND OPTION ASSIGNABILITY

     No optionee is to have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the option price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-qualified options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

CHANGES IN CAPITALIZATION

     In the event any change is made to the common stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and/or maximum number of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Option Plan after December 31, 1993 and (iii) the class and/or number of securities and exercise price per share in effect under each outstanding option in order to prevent dilution or enlargement of benefits thereunder.

     Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued, in connection with such Corporate Transaction, to the holder of such option had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share and to the number and class of securities subsequently available for issuance under the Option Plan on both an aggregate and per participant basis.

     The grant of stock options or stock appreciation rights under the Option Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the Option Plan and to grant in substitution therefor new options covering the same or different numbers of shares of common stock but with an exercise price per share not less than 85% of the fair market value of the common stock on the new grant date (or 100% of such fair market value if the new option is to be an Incentive Option).

EXCESS GRANTS

     The Option Plan permits the grant of options to purchase shares of common stock in excess of the number of shares then available for issuance under the Option Plan. Any options so granted cannot be exercised prior to shareholder approval of an amendment sufficiently increasing the number of shares available for issuance under the Option Plan.

AMENDMENT/TERMINATION OF OPTION PLAN

     The Board of Directors may amend or modify the Option Plan in any or all respects whatsoever. No such amendment may adversely affect the rights of existing optionees without their consent. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.

     The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on December 31, 2002. Each stock option or stock appreciation right outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the following information with respect to stock option transactions effected during the period from January 1, 1996 to February 28, 1997 under the Option Plan: (i) the number of shares of common stock subject to options granted during the period and (ii) the weighted average option price payable per share.

                                                                                    WEIGHTED AVERAGE
                                                                                     EXERCISE PRICE
                                                              OPTIONS GRANTED              OF
NAME                                                         (NUMBER OF SHARES)     OPTIONS GRANTED
-----------------------------------------------------------  ------------------     ----------------
William H. Rastetter, Ph.D.................................         170,000              $20.35
Nabil Hanna, Ph.D..........................................         102,000               20.36
Antonio J. Grillo-Lopez, M.D...............................         142,000               20.29
William H. Rohn............................................         102,000               20.36
Christopher J. Burman......................................         102,000               20.36
All current executive officers as a group (9 persons)......       1,011,750               20.62
All non-executive director nominees as a group (8
  persons).................................................              --                  --
All individuals, including current officers who are not
  executive officers as a group (approximately 251
  persons).................................................         705,402               21.08

ACCOUNTING TREATMENT


     Option grants with exercise prices less than the fair market value of the option shares on the grant date or options granted to non-employees to acquire goods or services will result in a direct compensation expense to the Company's operations equal to the fair value of the shares on the grant date. Such expense will be accrued by the Company over the period the option shares are to vest. Option grants with exercise prices equal to the fair market value of the shares on the grant date will not result in any direct charge to the Company's operations. However, the Company will be required to disclose in notes to the Company's consolidated financial statements the fair value of the options granted under the Option Plan and the pro forma impact those options would have on the Company's operating results were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share.


     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to be charged against the Company's operations. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

FEDERAL TAX CONSEQUENCES

     Options granted under the Option Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

          Incentive Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

          For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

          Upon a qualifying disposition of the shares, the optionee will recognize a long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
     (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a business expense deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

          Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option.

          The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

          Special provisions of the Internal Revenue Code apply to the acquisition of common stock under a non-qualified option, if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

             (a) If the shares acquired upon exercise of the non-qualified option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the Company's repurchase right lapses with respect to those shares over (ii) the exercise price paid for the shares.

             (b) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of
        (i) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

          The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-qualified options granted with an exercise price equal to the fair market value of the option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

          Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The

     Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

NEW PLAN BENEFITS


     As of February 28, 1997, no stock options or stock appreciation rights have been granted on the basis of the 800,000-share increase for which shareholder approval is sought as part of this Proposal No. 4.


SHAREHOLDER APPROVAL


     The affirmative vote of a majority of the shares of the Company's outstanding voting stock present or represented by proxy and voting at the Annual Meeting is required for approval of the amendments to the Option Plan. Should such shareholder approval not be obtained, then any options granted on the basis of the 800,000 share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of common stock subject to those options, and no further options will be granted on the basis of such share increase. In addition, the non-employee Board members who serve as Plan Administrator will not become eligible to participate in the Option Plan, and any unvested shares repurchased by the Company at the option exercise paid per share will not be added back to the share reserve for reissuance. Finally, the extension of the term of the Option Plan from July 19, 1998 to December 31, 2002 will not be implemented. However, the Option Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Option Plan in effect prior to the amendments summarized in this Proposal No. 4, until the available reserve of common stock as last approved by the shareholders has been issued pursuant to option grants made under the Option Plan.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1988 STOCK OPTION PLAN OF THE COMPANY.

                                 PROPOSAL NO. 5

               AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN
                                 OF THE COMPANY

     The 1995 Employee Stock Purchase Plan (the "1995 Purchase Plan") was originally adopted by the Board of Directors on January 25, 1995 and became effective on July 3, 1995. The 1995 Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code.

     The Board of Directors amended the 1995 Purchase Plan on February 24, 1997, to increase the number of shares of the Company's common stock authorized for issuance under the 1995 Purchase Plan by an additional 150,000 shares, subject to shareholder approval at the Annual Meeting. The Board believes that it is in the best interests of the Company to continue a program of stock ownership for the Company's employees in order to provide them with a meaningful opportunity to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the shareholders.

     The following is a summary of the principal features of the 1995 Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Purchase Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in San Diego, California.

SHARE RESERVE

     495,000 shares of common stock have been reserved for issuance under the 1995 Purchase Plan, inclusive of the 150,000 share increase for which shareholder approval is sought under this Proposal. In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the 1995 Purchase Plan, including the class and maximum number of securities issuable per participant on any one purchase date, and (ii) the class and number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

ADMINISTRATION

     The 1995 Purchase Plan is administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 1995 Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

OFFERING PERIODS AND PURCHASE PERIODS

     The 1995 Purchase Plan will be implemented in a series of successive offering periods, each with a maximum duration (not to exceed twenty-four (24) months) designated by the Plan Administrator prior to the start date. The initial offering period began on the July 3, 1995 effective date and will end on June 30, 1997. The next offering period will run from July 1, 1997 to June 30, 1999. Subsequent offering periods will commence as designated by the Plan Administrator. However, should the fair market value per share of common stock on any purchase date within an offering period be less than the fair market value per share of common stock on the start date of that offering period, then the offering period will immediately terminate with the purchase of common stock on such purchase date, and a new offering period will commence on the next business day. The duration of that new offering period will be established by the Plan Administrator within five (5) business days thereafter.

     Shares will be purchased during the offering period at successive quarterly intervals. Each such interval will constitute a purchase period. Purchase periods under the 1995 Purchase Plan will begin on the first business day in January, April, July and October each year and end on the last business day in the immediately succeeding March, June, September and December, respectively, each year.

ELIGIBILITY

     Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will become eligible to participate in an offering period on the start date of any purchase period (within that offering period) which begins on or after such individual's completion of thirty (30) days of continuous service with the Company or any affiliate. The date such individual enters the offering period will be designated his or her entry date for purposes of that offering period.

     Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Board of Directors, to extend the benefits of the 1995 Purchase Plan to their eligible employees.

     As of February 28, 1997, approximately 270 employees, including nine executive officers, were eligible to participate in the 1995 Purchase Plan.

PURCHASE PROVISIONS

     Each participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on his or her entry date into that offering period and will be automatically exercised on the last business day of each purchase period within that offering period on which he or she remains an eligible employee.

     Each participant may authorize payroll deductions in any multiple of one percent (1%) of his or her total cash earnings per pay period, up to a maximum of ten percent (10%).

     On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase period. However, no participant may, on any one purchase date within the offering period, purchase more than two thousand five hundred (2,500) shares of common stock.

PURCHASE PRICE

     The purchase price per share at which common stock will be purchased on the participant's behalf on each purchase date within the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of common stock on the participant's entry date into that offering period or (ii) the fair market value per share of common stock on that purchase date. However, for each participant whose entry date is other than the start date of the offering period, the clause (i) amount will not be less than the fair market value per share of common stock on the start date of that offering period.

VALUATION

     The fair market value per share of common stock on any relevant date will be deemed equal to the closing selling price per share on such date on the Nasdaq National Market. On February 28, 1997, the fair market value per share of common stock determined on such basis was $24.88 per share.

SPECIAL LIMITATIONS

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following limitations:


          (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

          (ii) No purchase right granted to a participant may permit such individual to purchase common stock at a rate which, when aggregated with all other outstanding purchase rights held by such individual, exceeds $25,000 worth of such common stock (valued at the time such purchase right is granted) for each calendar year the purchase rights remain outstanding at any time.

TERMINATION OF PURCHASE RIGHTS

     The purchase right will immediately terminate upon the participant's loss of eligible employee status or upon his or her affirmative withdrawal from the offering period. The payroll deductions collected for the purchase period in which the purchase right terminates may, at the participant's election, be immediately refunded or applied to the purchase of common stock at the end of that purchase period.

SHAREHOLDER RIGHTS

     No participant will have any shareholder rights with respect to the shares of common stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

ACQUISITION

     Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of common stock on the participant's entry date into that offering period or (ii) the fair market value per share of common stock immediately prior to such acquisition. However, the clause (i) amount will not, for any participant whose entry date for the offering period is other than the start date of that offering period, be less than the fair market value per share of common stock on such start date.

AMENDMENT AND TERMINATION

     The 1995 Purchase Plan will terminate upon the earliest to occur of (i) June 30, 2005, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter, suspend or discontinue the 1995 Purchase Plan. However, the Board of Directors may not, without shareholder approval, (i) materially increase the number of shares issuable under the 1995 Purchase Plan or the maximum number purchasable per participant on any one purchase date, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the 1995 Purchase Plan.

PLAN BENEFITS

     The table below shows, as to each of the executive officers named in the Summary Compensation Table below and the various indicated groups, the following information with respect to transactions under the 1995 Purchase Plan effected during the period from January 1, 1996 to February 28, 1997: (i) the number of shares of common stock purchased under the 1995 Purchase Plan during that period and (ii) the weighted average purchase price paid per share of common stock in connection with such purchases.

                                                              NUMBER OF         WEIGHTED AVERAGE
    NAME                                                   SHARES PURCHASED      PURCHASE PRICE
    -----------------------------------------------------  ----------------     ----------------
    William H. Rastetter, Ph.D...........................         6,390              $ 4.78
    Nabil Hanna, Ph.D....................................         5,856                4.78
    Antonio J. Grillo-Lopez, M.D.........................         5,825                4.78
    William H. Rohn......................................         5,762                4.78
    Christopher J. Burman................................         3,824                4.78
    All current executive officers as a group (9
      persons)...........................................        38,275                4.81
    All employees, including current officers who are not
      executive officers, as a group (208 persons).......       121,456                5.44

FEDERAL TAX CONSEQUENCES

     The 1995 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1995 Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her Entry Date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT


     Under current accounting rules, the issuance of shares of common stock under the 1995 Purchase Plan will not result in a direct compensation expense chargeable against the Company's operations. However, the Company must disclose, in the notes to the Company's consolidated financial statements, the pro forma impact that the purchase rights granted under the 1995 Purchase Plan would have upon the Company's reported operations had the fair value of those purchase rights been treated as compensation expense.


NEW PLAN BENEFITS


     As of February 28, 1997, no purchase rights had been granted, and no shares had been issued, on the basis of the 150,000-share increase to the Purchase Plan for which shareholder approval is sought under this Proposal No. 5.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by proxy and voting at the Annual Meeting is required for approval of the amendment to increase the number of shares issuable under the 1995 Purchase Plan by an additional 150,000 shares. If such shareholder approval is not obtained, then no purchase rights will be granted on the basis of the 150,000 share increase. The 1995 Purchase Plan will, however, continue to remain in effect, and purchase rights may be granted and stock purchases may continue to be made pursuant to the provisions of that plan until the available reserve of common stock under that plan as last approved by the shareholders has been issued.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS OF THE 1995 PURCHASE PLAN.

                                 PROPOSAL NO. 6

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit and Finance Committee, the Board of Directors has appointed the firm of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ended December 31, 1997, subject to ratification of the shareholders. KPMG Peat Marwick LLP has been employed regularly by the Company to audit its consolidated financial statements and for other purposes since inception of the Company. Representatives of KPMG Peat Marwick LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "IN FAVOR OF" THE PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of January 31, 1997, by (i) all persons who are beneficial owners of five percent or more of the Company's common stock, (ii) each director and each nominee for election as a director at the Annual Meeting, (iii) the Chief Executive Officer and each of the next four most highly compensated executive officers named in the Summary Compensation Table below, and (iv) all current directors and executive officers as a group.


                                                                                    PERCENT OF SHARES
             NAME AND ADDRESS, IF REQUIRED,                      SHARES            BENEFICIALLY OWNED
                   OF BENEFICIAL OWNER                     BENEFICIALLY OWNED              (1)
---------------------------------------------------------  ------------------     ---------------------
SmithKline Beecham p.l.c.(2).............................       2,040,860                  11.3%
  New Horizons Court
  Brentford, Middlesex TW8 9EP, England
Genentech, Inc.(3).......................................       1,605,140                   8.2%
  460 Point San Bruno Boulevard
  South San Francisco, California 94080
ML/MS Associates, L.P....................................       1,372,048                   7.4%
  3000 Sand Hill Road
  Building 3, Suite 245
  Menlo Park, California 94025
INVESCO PLC(4)...........................................         964,400                   5.3%
  11 Devonshire Square
  London EC2m 4YR, England
The Capital Group Companies, Inc.(5).....................         920,000                   5.1%
  333 South Hope Street
  Los Angeles, California 90071
Christopher J. Burman(6).................................         109,674                     *
Charles C. Edwards, M.D.(7)..............................          28,500                     *
Alan Glassberg, M.D......................................              --                     *
Antonio J. Grillo-Lopez, M.D.(8).........................         148,195                     *
John Groom(9)............................................          37,500                     *
Nabil Hanna, Ph.D.(10)...................................         246,557                   1.3%
Kazuhiro Hashimoto(11)...................................         686,667                   3.8%
Peter Barton Hutt(12)....................................          37,500                     *
Franklin P. Johnson, Jr. (13)............................          76,737                     *
John P. McLaughlin(3)....................................       1,605,140                   8.2%
William H. Rastetter, Ph.D. (14).........................         427,227                   2.3%
William R. Rohn(15)......................................         138,745                     *
The Honorable Lynn Schenk(16)............................          29,500                     *
William D. Young(17).....................................       1,605,140                   8.2%
All directors and executive officers as a group (18
  persons) (3 and 6 through 17)(18)......................       3,872,880                  18.4%


---------------

   * Less than one percent of the Company's outstanding common stock.
 (1) Percentage of beneficial ownership is calculated assuming 18,085,087 shares of common stock were outstanding on January 31, 1997. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days after January 31, 1997, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
 (2) Includes 1,440,860 shares owned by SmithKline Beecham Corporation. SmithKline Beecham Corporation is a wholly-owned subsidiary of SmithKline Beecham p.1.c.

 (3) Includes Nonvoting Convertible Preferred Stock convertible into approximately 1,605,140 common shares held by Genentech. Mr. McLaughlin disclaims beneficial ownership of the Nonvoting Convertible Preferred Stock held by Genentech.


 (4) Pursuant to a Schedule 13G dated and filed with the SEC on February 14, 1997, INVESCO PLC, INVESCO North American Group, Ltd., INVESCO Inc., INVESCO North American Holdings, Inc. and INVESCO Funds Group, Inc. each reports shared voting and investment power.


 (5) Pursuant to a Schedule 13G dated and filed with the SEC on February 12, 1997, The Capital Group Companies, Inc. and Capital Research and Management Company each reports sole investment power for 920,000 shares and SMALLCAP World Fund, Inc. reports sole voting power for 920,000 shares.

 (6) Includes options to purchase 103,175 shares held by Mr. Burman.
 (7) Includes options to purchase 27,500 shares held by Dr. Edwards.
 (8) Includes options to purchase 140,379 shares held by Dr. Grillo-Lopez.
 (9) Includes options to purchase 37,500 shares held by Mr. Groom.
(10) Includes options to purchase 226,331 shares held by Dr. Hanna.
(11) Includes 666,667 shares held by Zenyaku Kogyo Co., Ltd. Mr. Hashimoto disclaims beneficial ownership of such shares. Includes options to purchase 20,000 shares held by Mr. Hashimoto.
(12) Includes options to purchase 37,500 shares held by Mr. Hutt.
(13) Includes 34,303 shares beneficially owned by Asset Management Associates 1984. Mr. Johnson is a General Partner of AMC Partners 84, which is the General Partner of Asset Management Associates 1984. Includes options to purchase 20,000 shares held by Mr. Johnson.
(14) Includes options to purchase 329,806 shares held by Dr. Rastetter.
(15) Includes options to purchase 126,158 shares held by Mr. Rohn.
(16) Includes options to purchase 27,500 shares held by Ms. Schenk.

(17) Includes Nonvoting Convertible Preferred Stock convertible into approximately 1,605,140 common shares held by Genentech. Mr. Young disclaims beneficial ownership of the Nonvoting Convertible Preferred Stock held by Genentech.


(18) Includes options to purchase and Nonvoting Convertible Preferred Stock convertible into 2,968,336 shares.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     As members of the Compensation Committee of the Company's Board of Directors, it is our duty to set the base salary of certain executive officers each fiscal year and to approve the individual bonus programs to be in effect for those individuals. In addition, we have the exclusive authority to award stock options under the Company's 1988 Stock Option Plan to the Company's executive officers and other key employees. The following is a summary of the policies which governed our decisions concerning the compensation paid to the Company's executive officers, including the compensation reflected in the tables which appear elsewhere in this Proxy Statement.

GENERAL COMPENSATION POLICY

     Introduction. We have developed a compensation policy which is designed to attract and retain qualified key executive officers critical to the Company's success. In developing this policy, we have concluded that it is not appropriate to base a significant percentage of the compensation payable to the executive officers upon traditional financial targets, such as profit levels and return on equity. This is primarily because the Company's products are still in either development or clinical testing phases, and the Company has not yet realized any significant revenues or product sales. Instead, we base our decisions upon the following standards: (i) base salary levels which are commensurate with those of comparable positions at other biopharmaceutical companies, given the level of seniority and skills possessed by the executive officer, and which reflect the individual's performance with the Company over time, (ii) annual bonuses tied to the achievement of corporate and individual performance objectives and the market price performance of Company's common stock, and (iii) long-term, stock-based incentive awards intended to strengthen the mutuality of interests between the executive officers and the Company's shareholders.

     Factors. The primary factors which we considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. We may, however, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years.

     - Base Salary. The base salary of each executive officer is initially established through negotiation at the time the officer is hired. Base salary is subsequently adjusted at periodic intervals, usually on an annual basis. When establishing or reviewing base salary levels for each executive officer, we consider the following factors: the qualifications of the executive officer and the relevant individual experience he or she brings to the Company, strategic goals for which the executive officer has responsibility, compensation levels at biopharmaceutical companies at a development stage comparable to the Company and at other companies which compete with the Company for executive talent. For the 1996 fiscal year, the base salary of the Company's executive officers ranged from the 50th to the 85th percentile of salary levels in effect for comparable development-stage companies in the biopharmaceutical industry, as determined on the basis of an independent compensation survey compiled by Radford Associates. A number of adjustments were made to the market data to reflect differences in management experience, organizational structure and corporate culture, geographic location, product development stage and market capitalization between the Company and the surveyed entities. Because of the adjustments we have made in order to identify a limited group of companies comparable in development stage to the Company, there is not a meaningful correlation between the companies we have taken into account for comparative compensation purposes and the companies included in the Industry Group Index which appears later in this Proxy Statement for purposes of evaluating the price performance of the Company's common stock.

     - Annual Incentive Compensation. Annual bonuses, payable in cash and/or in the form of stock option grants, are awarded based on achievement of corporate and individual performance objectives. For the 1996 fiscal year, the corporate performance objectives were tied to the following measures of financial success: (i) the influx of additional capital in the form of debt or equity, (ii) the establishment of new corporate partnering arrangements, (iii) certain milestones in the clinical testing of the Company's products and (iv) the attainment of revenue targets. Each objective was assigned a relative weight in determining the amount of the bonus attributable to corporate performance. In addition, a specific level of stock price appreciation to trigger increased bonus amounts was also targeted for the 1996 fiscal year.

     Each executive officer's cash bonus earned in 1996 was payable 30% based upon the Company's achievement of operating targets and 70% based upon each executive officer's achievement of individual performance objectives. Corporate performance objectives for the 1996 fiscal year were achieved at an overall rate of 90%. Accordingly, the bonuses payable to the executive officers in 1996 on the basis of corporate performance for the 1996 fiscal year were made in the form of cash and stock option grants. The number of common shares subject to each stock option bonus grant was determined pursuant to a formula under which a specific number of option shares was targeted for each executive officer at the start of the fiscal year, and the number of option shares actually awarded was based upon the percentage to which the corporate performance objectives for the fiscal year were attained. Each option will become exercisable in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company.

     The size of the stock option grant to each executive officer is set at a level which we feel is appropriate to create a meaningful opportunity for stock ownership based upon the executive officer's current position with the Company, internal comparability with stock option grants made to other Company executives, the executive officer's current level of performance and his or her potential for future responsibility and promotion over the option term. We also take into account comparable equity incentives provided to individuals in similar positions in the biopharmaceutical industry, as reflected in external surveys, and the number of unvested options held by the executive officer at the time of the new grant. We have established certain general guidelines by which we seek to target a fixed number of unvested option shares for each executive officer based upon his or her current position with the Company and his or her potential for growth within the Company, i.e. future responsibilities and possible promotions over the option term. However, we do not strictly adhere to these guidelines in making stock option grants, and the relative weight which we give to the various factors varies from individual to individual, as the circumstances warrant.

CEO COMPENSATION

     In establishing Dr. Rastetter's base salary, it was the intent of the Compensation Committee to provide him with a level of stability and certainty each year and not to have this particular component of compensation affected to any significant degree by Company performance factors. Accordingly, we primarily took Dr. Rastetter's personal performance into consideration in setting such base salary. The remaining components of Dr. Rastetter's compensation package provide no dollar guarantees and are contingent upon the attainment of performance objectives.

     Dr. Rastetter was paid a cash bonus of $106,906 and was awarded a stock bonus in the form of a stock option grant on January 15, 1997 for 45,000 shares of common stock at an exercise price of $21.00 per share, for the 1996 fiscal year based primarily upon the Company's progress in meeting the performance objectives identified above for the year. The stock option grant reflected our continuing policy to maintain his option holdings at a level consistent with that for other chief executive officers of comparable development-stage companies in the biopharmaceutical industry and to subject a portion of his overall compensation each year to the market performance of the Company's common stock. Accordingly, the stock option grants will be of no value to Dr. Rastetter unless there is appreciation in the value of the Company's common stock over the option term.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     As a result of Section 162(m) of the Internal Revenue Code, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. At the 1994 Annual Meeting of Shareholders, the Company obtained shareholder approval for certain amendments to the 1988 Stock Option Plan which were intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

     Because it is very unlikely that the cash compensation payable to any of the Company's executive officers will approach the $1 million limit in the foreseeable future, we have decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. We will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     The foregoing report has been submitted by the undersigned in our capacity as members of the Compensation Committee of the Company's Board of Directors.

                                          Charles C. Edwards, M.D.
                                          John Groom
                                          Franklin P. Johnson, Jr.

COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's cumulative total shareholder return as an index assuming $100 invested in the Company's common stock, along with the performance of the Center for Research in Security Prices ("CRSP") Nasdaq Stock Market Index and an Industry Group Index for the last five years ended December 31, 1996. The returns were calculated assuming the investment in the Company's common stock, the Nasdaq Stock Market (U.S. Companies) and the Industry Group on December 31, 1991 and that dividends were reinvested. Total return calculations were provided to the Company by the CRSP at The University of Chicago Graduate School of Business and the Industry Group Index consist of the following public companies whose prices are reported by the Nasdaq National
Market: Centocor, Inc.; Cytogen Corporation; Immunogen, Inc.; Immunomedics, Inc.; NeoRx Corporation; and Xoma Corporation. The Company selected the companies in the Industry Group Index as a peer group index because it provides a representative sample of biopharmaceutical companies based primarily on antibody technology.

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)            COMPANY INDEX       MARKET INDEX         PEER INDEX
12/31/91                                       100.000             100.000             100.000
06/30/92                                        50.962              96.086              44.946
12/31/92                                        67.308             116.378              52.012
06/30/93                                        42.308             120.837              30.049
12/31/93                                        44.231             133.595              29.155
06/30/94                                        18.750             121.993              21.634
12/30/94                                        16.346             130.586              27.342
06/30/95                                        43.269             162.836              25.066
12/29/95                                       150.000             184.675              47.692
06/28/96                                       177.885             209.081              53.894
12/31/96                                       182.692             227.158              53.785

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, including the filing of this Proxy Statement, the Compensation Committee Report on Executive Compensation and the Stock Performance Graph contained in this Proxy Statement are not to be incorporated by reference into those previous filings, nor is such report or graph to be incorporated into any future filings made by the Company under those statutes.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for the 1996 fiscal year for services rendered in all capacities to the Company for the 1996, 1995 and 1994 fiscal years. No executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 1996 fiscal year resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                                                           LONG TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                                                          ------------
                                                       ANNUAL COMPENSATION                 NUMBER OF
                                            -----------------------------------------      SECURITIES
                 NAME AND                                                OTHER ANNUAL      UNDERLYING
            PRINCIPAL POSITION              YEAR    SALARY    BONUS(1)   COMPENSATION       OPTIONS
            ------------------              ----   --------   --------   ------------     ------------
William H. Rastetter, Ph.D................  1996   $275,000   $106,906     $     --          125,000
  Chairman, President and                   1995    213,580     90,000           --           20,000
  Chief Executive Officer                   1994    219,312         --           --          264,774(5)
Nabil Hanna, Ph.D.........................  1996    214,000     69,058           --           75,000
  Sr. Vice President, Research              1995    190,044     70,000           --           12,000
  and Preclinical Development               1994    195,290         --           --          231,524(5)
Antonio J. Grillo-Lopez, M.D..............  1996    212,000     70,490       56,000(2)       115,000
  Sr. Vice President, Medical               1995    192,266     70,000       63,500           12,000
  and Regulatory Affairs..................  1994    197,499         --       63,500          193,998(5)
William H. Rohn...........................  1996    208,000     63,518       42,223(3)        75,000
  Sr. Vice President, Commercial            1995    188,152     69,125       42,224           12,000
  Operations                                1994    188,200         --       52,048          153,000(5)
Christopher J. Burman.....................  1996    175,904     46,816       18,000(4)        75,000
  Vice President, Manufacturing             1995    160,696     58,100       18,000           12,000
  Sciences                                  1994    154,163         --       36,437          183,574(5)


---------------

(1) The amounts shown under the Bonus column include cash bonuses earned for the indicated fiscal years, but paid in the following year.
(2) Includes (i) $27,500 of indebtedness forgiven by the Company and (ii) housing assistance of $28,500. For further information concerning the forgiven indebtedness and the circumstances under which such indebtedness was forgiven, please see "Management Contracts and Change in Control Arrangements" below.
(3) Includes (i) $24,437 of indebtedness forgiven by the Company and (ii) housing assistance of $17,786. For further information concerning the forgiven indebtedness and the circumstances under which such indebtedness was forgiven, please see "Executive Officer Loans" below.
(4) Represents indebtedness forgiven by the Company. For further information concerning the forgiven indebtedness and the circumstances under which such indebtedness was forgiven, please see "Executive Officer Loans" below.
(5) Includes 179,887, 176,762, 126,999, 125,000 and 121,787 in stock options regranted to Dr. Rastetter, Dr. Hanna, Dr. Grillo-Lopez, Mr. Rohn and Mr. Burman, respectively, in connection with a September 13, 1994 stock option cancellation and regrant program.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1996 fiscal year under the Company's 1988 Stock Option Plan to the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for such fiscal year. Except for the limited stock appreciation right described in Footnote (1) below which formed part of the option grant made to each named executive officer, no stock appreciation rights were granted to such executive officers during the 1996 fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                 INDIVIDUAL GRANT                       POTENTIAL REALIZABLE
                                ---------------------------------------------------       VALUE AT ASSUMED
                                NUMBER OF    PERCENTAGE OF                             ANNUAL RATES OF STOCK
                                SECURITIES   TOTAL OPTIONS                             PRICE APPRECIATION FOR
                                UNDERLYING    GRANTED TO     EXERCISE                      OPTION TERM(4)
                                 OPTIONS     EMPLOYEES IN    PRICE PER   EXPIRATION   ------------------------
NAME                            GRANTED(1)    FISCAL YEAR    SHARE(3)       DATE          5%           10%
------------------------------  ----------   -------------   ---------   ----------   ----------   -----------
William H. Rastetter, Ph.D....    125,000(2)      8.66%       $ 20.125     1/23/06    $1,581,515   $ 4,007,555
Nabil Hanna, Ph.D.............     75,000(2)      5.20          20.125     1/23/06       948,909     2,404,533
Antonio J. Grillo-Lopez,
  M.D.........................    115,000(2)      7.97          20.125     1/23/06     1,454,994     3,686,950
William H. Rohn...............     75,000(2)      5.20          20.125     1/23/06       948,909     2,404,533
Christopher J. Burman.........     75,000(2)      5.20          20.125     1/23/06       948,909     2,404,533


---------------

(1) The shares subject to each option will immediately vest in the event the Company is acquired by a merger or asset sale, unless the option is assumed or replaced by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon the termination of the optionee's employment following a hostile change in control of the Company, whether by tender offer for 25% or more of the Company's outstanding voting stock or a change in the majority of the Board as a result of one or more proxy contests for the election of Board members. For further information concerning these vesting acceleration provisions, see "Management Contracts and Change in Control Agreements." Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.
    Each option includes a limited stock appreciation right which will result in the cancellation of that option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 25% of the combined voting power of the Company's outstanding voting securities. In return for the cancelled option, the optionee will receive a cash distribution per cancelled option share equal to the excess of (i) the highest price paid per share of the Company's common stock in such hostile tender offer over (ii) the exercise price payable per share under the cancelled option.
(2) Each of these options will become exercisable for 25% of the option shares upon the optionee's completion of one year of service measured from the vesting commencement date, January 1, 1996, and will become exercisable for the balance of the option shares in 36 successive equal monthly installments upon the optionee's completion of each additional month of service thereafter. The grant date for these options was January 24, 1996.

(3) The exercise price may be paid in cash, in shares of the Company's common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and State income tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of such tax liability. The Plan Administrator also has the discretionary authority to reprice outstanding options through the cancellation of those options and the grant of replacement options. The exercise price for each of the granted options was equal to the fair market value of the Company's common stock on the grant date.


(4) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.


OPTION EXERCISES AND HOLDINGS

     The table below sets forth information concerning the exercise of options during the 1996 fiscal year and unexercised options held as of the end of such year by the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for such fiscal year. No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation right described in Footnote (1) to the Option Grants Table which forms part of each outstanding stock option, no stock appreciation rights were outstanding at the end of that fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                NUMBER                      UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                               OF SHARES     AGGREGATE         DECEMBER 31, 1996           DECEMBER 31, 1996(2)
                               ACQUIRED        VALUE      ---------------------------   ---------------------------
NAME                          ON EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   -----------   -----------   -------------   -----------   -------------
William H. Rastetter,
  Ph.D......................         --      $      --      279,499        235,388      $ 5,953,807    $ 2,716,973
Nabil Hanna, Ph.D...........     10,000        199,500      197,409        158,352        4,159,754      1,986,682
Antonio J. Grillo-Lopez,
  M.D.......................         --             --       97,469        196,529        2,025,014      2,006,340
William H. Rohn.............         --             --       95,026        143,974        1,974,310      1,688,315
Christopher J. Burman.......      7,500        133,437       86,205        155,081        1,791,285      1,911,295

---------------

(1) Based on the closing price of the purchased shares on the option exercise date less the exercise price paid for such shares.
(2) Based on fair market value of the common stock at fiscal year end ($23.75 per share) less the option exercise price payable per share.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

     The Company has an employment agreement with Dr. Antonio J. Grillo-Lopez under which he serves as Senior Vice President, Medical and Regulatory Affairs. Under the employment agreement, Dr. Grillo-Lopez received an initial annual salary of $180,000, subject to annual review or reconsideration by the Compensation Committee and an initial stock option grant of 100,000 shares, and is entitled to participate in all other benefit programs generally available to executive officers of the Company. In addition, Dr. Grillo-Lopez was paid a one-time bonus of $40,000 at the time he began his full-time employment with the Company on November 6, 1992 and will be eligible for an annual bonus paid against the accomplishment of objectives set by the Compensation Committee of the Board of Directors. To assist Dr. Grillo-Lopez with his relocation to San Diego, California, the Company initially provided him with a $110,000 loan forgivable over four years and $90,000 in housing assistance to be paid over four years. On January 25, 1995, the Compensation Committee of the Board of Directors granted Dr. Grillo-Lopez a 12-month extension to his current mortgage subsidy. This new arrangement represents up to $36,000 in additional housing assistance payments increasing his total housing assistance to $126,000 over 42 months. In the event of termination of Dr. Grillo-Lopez's employment by the Company, with or without cause, the Company or its successors or assigns, whether as a result of bankruptcy, takeover or merger, will honor and continue to be obligated to provide the aforementioned loan and housing assistance on the same terms and conditions agreed to initially by Dr. Grillo-Lopez and the Company. Additionally, in the event of such termination by the Company, as aforementioned, the Company or its successors or assigns, whether as a result of bankruptcy, takeover or merger, will pay him a severance benefit equal to his most recent annual cash compensation (including salary plus bonus but not housing assistance).

     The Company has entered into agreements with each of Dr. Rastetter, Dr. Hanna, Dr. Grillo-Lopez, Mr. Rohn, Mr. Burman, Dr. Geigert, Ms. Matsui, Mr. Schneider and Mr. Woolcott that provide for accelerated vesting of the shares of common stock subject to the outstanding options held by each individual under the Company's 1988 Stock Option Plan in the event his or her employment is involuntarily terminated following a Corporate Transaction or Change in Control which does not otherwise trigger the accelerated vesting of those option shares.

     For purposes of these agreements, the following definitional provisions will be in effect:

     - Corporate Transaction: an acquisition of the Company by merger or consolidation or by sale of all or substantially all of the Company's assets.

     - Change in Control: (i) an acquisition by any person or related group of persons (other than the Company or its affiliates) of twenty-five percent (25%) or more of the outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept or (ii) a change in the individuals comprising the majority of the Board effected within a period specified in such agreement through one or more proxy-contested elections for Board membership.

     An involuntary termination of employment will be deemed to occur under these Change in Control agreements should the officer's employment with the Company terminate by reason of: (i) such individual's dismissal or discharge for reasons other than willful misconduct, fraud or other conduct likely to result in material, economic loss to the Company, or (ii) such individual's resignation following (A) a change in such individual's position with the Company which materially reduces his level of responsibility, (B) a reduction in his level of compensation or (C) a significant relocation of such individual's primary place of employment.

EXECUTIVE OFFICER LOANS

     In November 1993, the Company made a relocation loan in the amount of $97,750 to Mr. William Rohn, Senior Vice President, Commercial Operations. The loan has an interest rate of 4.9% per annum and is secured by real estate. Provided Mr. Rohn does not voluntarily leave the Company's employ, the principal amount of the loan is to be forgiven in $24,437 annual increments on November 1, 1994, 1995, 1996 and 1997. The highest amount outstanding under this loan during the 1996 fiscal year was $48,875.

     In December 1992, the Company made a relocation loan in the amount of $72,000 to Mr. Christopher J. Burman, Vice President, Manufacturing Sciences. The loan has an interest rate of 5.68% per annum and is secured by real estate. Provided Mr. Burman has not voluntarily ceased to be an employee of the Company, the principal amount of the loan is to be forgiven in $18,000 annual increments on December 4, 1993, 1994, 1995 and 1996. The highest amount outstanding under this loan during the 1996 fiscal year was $18,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1996, Charles C. Edwards, M.D., John Groom and Franklin P. Johnson, Jr. served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was at any time during the 1996 fiscal year an officer or employee of the Company or its subsidiary. No member of the Compensation Committee has previously been an officer or employee of the Company.

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the California General Corporation Law, the Company has adopted provisions in the IDEC California Articles of Incorporation which eliminate the personal liability of its directors and officers to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances and authorize the Company to indemnify its directors, officers and other agents, by bylaw, agreement or otherwise, to the fullest extent permitted by law. The Company's Bylaws require the Company to indemnify its directors, officers, employees and other agents to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; provided, however, that (i) the Company is under no obligation to provide indemnification for expenses incurred unless the litigation is supported and approved by the Company's Board of Directors and
(ii) an agent shall not be entitled to an advance of expenses where he or she is accused of bad faith, wrongdoing or misappropriation of confidential information.

     The IDEC California Articles of Incorporation and Bylaws expressly authorize the use of indemnification agreements and, with the approval of its shareholders, the Company has entered into separate indemnification agreements with its directors. The Company's Board of Directors has authorized similar indemnification agreements for the Company's officers and the Company has entered into separate indemnification agreements with certain of its officers and key employees. These agreements may require the Company, among other things, to indemnify directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. Management believes that these provisions in the IDEC California Articles of Incorporation and Bylaws and contractual indemnification are necessary to attract and retain qualified persons as directors and officers.

     At present, there is no pending litigation or proceeding involving a director, officer, employee or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.


     In March 1995, the Company and Genentech entered into a collaboration for the clinical development and commercialization of the Company's anti-CD20 monoclonal antibody, IDEC-C2B8, for the treatment of non-Hodgkin's B-cell lymphomas. In February 1996, the parties extended this collaboration to include two radioconjugates, IDEC-Y2B8 and IDEC-In2B8, for the treatment of B-cell lymphomas. Concurrent with the collaborative agreement, the Company and Genentech entered into an expression technology license agreement for a propriety gene expression technology developed by the Company and a preferred stock purchase agreement providing for certain equity investments in the Company by Genentech. Under the terms of these agreements, the Company may receive payments totaling $57.0 million, subject to the attainment of certain milestone events. In addition, the Company and Genentech will co-promote IDEC-C2B8 and IDEC-Y2B8 in the United States and the Company and Genentech's sublicensee will co-promote IDEC-C2B8 in Canada, with the Company receiving a share of profits. Under the terms of separate agreements with Genentech, commercialization of IDEC-C2B8 outside the United States will be the responsibility of F. Hoffmann-La Roche Ltd. except in Japan, where Zenyaku will be responsible for development, marketing and sales. The Company will receive royalties on sales outside the United States and Canada. During 1996, the Company received $12.5 million from the issuance of convertible preferred stock, $4.0 million in license fees and $1.5 million in contract research revenue pursuant to its collaboration with Genentech. With this agreement, Genentech becomes a principal shareholder of the Company and Mr. William D. Young, Chief Operating Officer of Genentech, is standing for election as a director of the Company.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1996, its officers, directors and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                             SHAREHOLDER PROPOSALS

     Under the present rules of the United States Securities and Exchange Commission, the deadline for shareholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the 1998 Annual Meeting of Shareholders is expected to be December 15, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the United States Securities and Exchange Commission.

                                   FORM 10-K

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF IDEC PHARMACEUTICALS CORPORATION'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE ATTENTION OF INVESTOR RELATIONS AT THE COMPANY.

                                          THE BOARD OF DIRECTORS


Dated: April 22, 1997

                                                                       EXHIBIT A

         FORM OF AMENDMENT TO IDEC CALIFORNIA ARTICLES OF INCORPORATION
                 PROVIDING FOR A CLASSIFIED BOARD OF DIRECTORS

                                   ARTICLE V


     Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide. The directors shall be classified into three classes, as nearly equal in number as possible as determined by the Board of Directors, with (i) the term of office of the first class to expire at the 1998 Annual Meeting of Shareholders, (ii) the term of office of the second class to expire at the 1999 Annual Meeting of Shareholders and (iii) the term of office of the third class to expire at the 2000 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the Board of Directors.

                                                                       EXHIBIT B

                  FORM OF AMENDMENT TO IDEC CALIFORNIA BYLAWS
                 PROVIDING FOR A CLASSIFIED BOARD OF DIRECTORS

     SECTION 2. Number, Tenure and Qualifications. The authorized number of directors of this corporation shall be not less than eight (8) nor more than eleven (11), the exact number of directors to be fixed from time to time within such limit by a duly adopted resolution of the board of directors or shareholders.


     The directors shall be classified into three classes, as nearly equal in number as possible as determined by the board of directors, with the term of office of the first class to expire at the 1998 Annual Meeting of Shareholders, the term of office of the second class to expire at the 1999 Annual Meeting of Shareholders and the term of office of the third class to expire at the 2000 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by resolution of the Board of Directors, with the number initially fixed at eight
(8).

                                                                       EXHIBIT C

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                        IDEC PHARMACEUTICALS CORPORATION
                            (A DELAWARE CORPORATION)

                                      AND

                        IDEC PHARMACEUTICALS CORPORATION
                           (A CALIFORNIA CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER dated as of May   , 1997 (this
"Agreement"), is between IDEC Pharmaceuticals Corporation, a Delaware corporation ("IDEC Delaware"), and IDEC Pharmaceuticals Corporation, a California corporation ("IDEC California"). IDEC Delaware and IDEC California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS


     A. IDEC California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of Fifty Eight Million (58,000,000) shares. The number of shares of Preferred Stock authorized to be issued is Eight Million (8,000,000), no par value. One Million Seven Hundred Fifty Thousand (1,750,000) shares of Preferred Stock have been designated as Series A Preferred Stock, which series consists of seven subseries designated as (i) Series A-1 Preferred Stock, consisting of One Hundred Thousand (100,000) authorized shares (the "IDEC California Series A-1 Preferred Stock"), all of which shares are issued and outstanding, (ii) Series A-2 Preferred Stock, consisting of One Hundred Fifty Thousand (150,000) authorized shares (the "IDEC California Series A-2 Preferred Stock"), of which 37,521 shares are issued and outstanding, (iii) Series A-3 Preferred Stock, consisting of Seven Hundred Thousand (700,000) authorized shares (the "IDEC California Series A-3 Preferred Stock"), of which 22,993 shares are issued and outstanding, (iv) Series A-4 Preferred Stock, consisting of Two Hundred Fifty Thousand (250,000) authorized shares (the "IDEC California Series A-4 Preferred Stock"), none of which shares are issued and outstanding, (v) Series A-5 Preferred Stock, consisting of Three Hundred Thousand (350,000) authorized shares (the "IDEC California Series A-5 Preferred Stock"), none of which shares are issued and outstanding, (vi) Series A-6 Preferred Stock, consisting of One Hundred Thousand (100,000) authorized shares (the "IDEC California Series A-6 Preferred Stock"), all of which shares are issued and outstanding, and (vii) Series A-7 Preferred Stock, consisting of One Hundred Thousand (100,000) authorized shares (the "IDEC California Series A-7 Preferred Stock"), none of which shares are issued and outstanding. The number of shares of common stock authorized to be issued is Fifty Million (50,000,000), no par value (the "IDEC California Common Stock").


     B. IDEC Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock of Fifty Eight Million (58,000,000) shares. The number of shares of Preferred Stock authorized to be issued is Eight Million (8,000,000), par value $.001 per share. One Million Seven Hundred Fifty Thousand (1,750,000) shares of Preferred Stock have been designated as Series A Preferred Stock, which series consists of seven subseries designated as (i) Series A-1 Preferred Stock, consisting of One Hundred Thousand (100,000) authorized shares (the "IDEC Delaware Series A-1 Preferred Stock"), (ii) Series A-2 Preferred Stock, consisting of One Hundred Fifty Thousand (150,000) authorized shares (the "IDEC Delaware Series A-2 Preferred Stock"), (iii) Series A-3 Preferred Stock, consisting of Seven Hundred Thousand (700,000) authorized shares (the "IDEC Delaware Series A-3 Preferred Stock"), (iv) Series A-4 Preferred Stock, consisting of Two Hundred Fifty Thousand (250,000) authorized shares (the "IDEC Delaware Series A-4 Preferred Stock"), (v) Series A-5 Preferred Stock, consisting of Three Hundred Thousand (350,000) authorized shares (the "IDEC Delaware Series A-5 Preferred Stock"),
(vi) Series A-6 Preferred Stock, consisting of One Hundred Thousand (100,000) authorized shares (the "IDEC Delaware Series A-6 Preferred Stock"), and (vii) Series A-7 Preferred Stock, consisting of One Hundred Thousand (100,000) authorized shares (the "IDEC Delaware Series A-7 Preferred Stock"). No shares of any series or subseries of Preferred Stock of IDEC Delaware were outstanding as of the date hereof and prior to giving effect to the transactions contemplated hereby. The number of shares of common stock authorized to be issued is Fifty Million (50,000,000), par value $.001 (the "IDEC Delaware Common Stock"). As of the date hereof, and before giving effect to the transactions contemplated hereby, One Thousand (1,000) shares of IDEC Delaware Common Stock were issued and outstanding, all of which were held by IDEC California.


     C. The Board of Directors of IDEC California has determined that, for the purpose of effecting the reincorporation of IDEC California in the State of Delaware, it is advisable and in the best interests of IDEC California that IDEC California merge with and into IDEC Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of IDEC Delaware and IDEC California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     E. IDEC Delaware is a wholly-owned subsidiary of IDEC California.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, IDEC Delaware and IDEC California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the General Corporation Law of the State of California, IDEC California shall be merged with and into IDEC Delaware (the "Merger"), the separate existence of IDEC California shall cease and IDEC Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be IDEC Pharmaceuticals Corporation.

     1.2 Filing and Effectiveness. The Merger shall not become effective until the following actions shall be completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of IDEC California and the sole stockholder of IDEC Delaware in accordance with the requirements of the Delaware General Corporation Law and the General Corporation Law of the State of California;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed counterpart of this Agreement, a Certificate of Ownership or any other document filed with the Secretary of State of the State of Delaware pursuant to section (c) above, shall have been filed with the Secretary of State of the State of California.

     The date and time when the Merger shall become effective as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of IDEC California shall cease and IDEC Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and IDEC California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of IDEC California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware,

(iv) shall continue to be subject to all of the debts, liabilities and obligations of IDEC Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of IDEC California in the same manner as if IDEC Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California.

                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of IDEC Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of IDEC Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. (a) Pursuant to the Certificate of Incorporation and the Bylaws of the Surviving Corporation, the directors of the Surviving Corporation are classified into three classes, as nearly equal in number as possible as determined by the board of directors, with (i) the term of office of the first class to expire at the 1998 Annual Meeting of Stockholders,
(ii) the term of office of the second class to expire at the 1999 Annual Meeting of Stockholders and (iii) the term of office of the third class to expire at the 2000 Annual Meeting of Stockholders. On and after the Effective Time, the Board of Directors of the Surviving Corporation shall consist of eight (8) members divided into three classes, as follows:

     Initial Class I Directors
     Franklin P. Johnson, Jr.
     Kazuhiro Hashimoto

     Initial Class II Directors
     Lynn Schenk
     John Groom

     Charles G. Edwards, M.D.


     Initial Class III Directors
     Alan Burnett Glassberg, M.D.
     William H. Rastetter, Ph.D.

     William D. Young


     Such individuals shall serve as directors of the Surviving Corporation on and after the Effective Date until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

     (b) The officers of IDEC Delaware immediately prior to the Effective Date of the Merger shall become the officers of the Surviving Corporation on and after the Effective Date until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

     3.1 IDEC California Common Stock. Upon the Effective Date of the Merger, each share of IDEC California Common Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of IDEC Delaware Common Stock.

     3.2 IDEC California Series A Preferred Stock. (a) Upon the Effective Date of the Merger, each share of IDEC California Series A-1 Preferred Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of IDEC Delaware Series A-1 Preferred Stock.

     (b) Upon the Effective Date of the Merger, each share of IDEC California Series A-2 Preferred Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of IDEC Delaware Series A-2 Preferred Stock.

     (c) Upon the Effective Date of the Merger, each share of IDEC California Series A-3 Preferred Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of IDEC Delaware Series A-3 Preferred Stock.

     (d) Upon the Effective Date of the Merger, each share of IDEC California Series A-6 Preferred Stock issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of IDEC Delaware Series A-6 Preferred Stock.

     3.3 IDEC Delaware Common Stock. Upon the Effective Date of the Merger, each share of IDEC Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by IDEC Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.


     3.4 IDEC California Options, Warrants and Stock Purchase Rights. (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue all of IDEC California's stock option and purchase plans in existence at the Effective Date, including but not limited to the 1988 Stock Option Plan, the 1995 Employee Stock Purchase Plan and the 1993 Non-Employee Directors Stock Option Plan.


     (b) Each outstanding and unexercised option, warrant or other right to purchase shares of IDEC California Common Stock shall become an option, warrant or right to purchase the Surviving Corporation's Common Stock on the basis of one (1) share of IDEC Delaware Common Stock for each share of IDEC California Common Stock issuable pursuant to any such option, warrant or stock purchase right on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such IDEC California option, warrant or stock purchase right at the Effective Date of the Merger. A number of shares of IDEC Delaware Common Stock shall be reserved for issuance upon the exercise of options, warrants and stock purchase rights equal to the number of shares of IDEC California Common Stock so reserved immediately prior to the Effective Date of the Merger.


     3.5 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligations of IDEC California under any and all employee benefit plans in effect as of the Effective Date with respect to which employee rights or accrued benefits are outstanding as of such time, including, but not limited to, the 1988 Stock Option Plan, the 1995 Employee Stock Purchase Plan, the 1993 Non-Employee Directors Stock Option Plan and the 401(k) Employee Savings Plan. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.


     3.6 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of IDEC California Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of IDEC Delaware Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of IDEC California Common Stock shall be deemed for all purposes to represent the number of shares of IDEC Delaware Common Stock into which such shares of IDEC California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of IDEC Delaware Common Stock represented by such outstanding certificate as provided above.

     Each certificate representing IDEC Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates representing shares of IDEC California Common Stock so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of IDEC Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of IDEC Delaware that such tax has been paid or is not payable.

     No action need be taken by holders of IDEC California Common Stock to exchange their certificates for shares of IDEC Delaware Common Stock; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares of IDEC California Common Stock will automatically represent an equal number of shares of IDEC Delaware Common Stock upon the Effective Date of the Merger.

                                  IV. GENERAL

          4.1 Covenants of IDEC Delaware. IDEC Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          4.1.1 Qualify to do business as a foreign corporation in the State of California.

          4.1.2 File any and all documents with the California Franchise Tax Board necessary for the assumption by IDEC Delaware of all of the franchise tax liabilities of IDEC California.

          4.1.3 Take such other actions as may be required by the General Corporation Law of the State of California.

          4.2 Further Assurances. From time to time, as and when required by IDEC Delaware or by its successors or assigns, there shall be executed and delivered on behalf of IDEC California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by IDEC Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of IDEC California and otherwise to carry out the purposes of this Agreement, and the officers and directors of IDEC Delaware are fully authorized in the name and on behalf of IDEC California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either IDEC California or of IDEC Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of IDEC California.

          4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholder or shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

          4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle and the registered agent of the Surviving Corporation at such address is The Corporation Trust Company.

          4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 11011 Torreyana Road, San Diego, CA 92121, and copies thereof will be furnished to any stockholder or shareholder of either Constituent Corporation, upon request and without cost.

          4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of the State of California.

     4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of IDEC Pharmaceuticals Corporation, a Delaware corporation, and IDEC Pharmaceuticals Corporation, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.


                                          IDEC PHARMACEUTICALS CORPORATION,

                                          a Delaware corporation

                                          By:
                                          --------------------------------------

ATTEST:

---------------------------------------------------------

                                          IDEC PHARMACEUTICALS CORPORATION,
                                          a California corporation

                                          By:
                                          --------------------------------------

ATTEST:

---------------------------------------------------------

                          [COUNTERPART SIGNATURE PAGE
                        TO AGREEMENT AND PLAN OF MERGER]

                                                                       EXHIBIT D

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                        IDEC PHARMACEUTICALS CORPORATION

                                   ARTICLE I

     The name of this corporation is IDEC Pharmaceuticals Corporation.

                                   ARTICLE II

     The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                   ARTICLE IV

     (A) Classes of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Fifty-Eight Million (58,000,000) shares. Fifty Million (50,000,000) shares shall be Common Stock, par value $0.001 per share, and Eight Million (8,000,000) shares shall be Preferred Stock, par value $0.001 per share.

     (B) Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, which series shall consist of One Million Seven Hundred Fifty Thousand (1,750,000) shares, which may be issued in seven subseries designated as (i) "Series A-1 Preferred Stock," consisting of One Hundred Thousand (100,000) authorized shares; (ii) "Series A-2 Preferred Stock," consisting of One Hundred Fifty Thousand (150,000) authorized shares;
(iii) "Series A-3 Preferred Stock," consisting of Seven Hundred Thousand (700,000) authorized shares; (iv) "Series A-4 Preferred Stock," consisting of Two Hundred Fifty Thousand (250,000) authorized shares; (v) "Series A-5 Preferred Stock," consisting of Three Hundred Fifty Thousand (350,000) authorized shares; (vi) "Series A-6 Preferred Stock," consisting of One Hundred Thousand (100,000) authorized shares; and (vii) "Series A-7 Preferred Stock," consisting of One Hundred Thousand (100,000) authorized shares, are as set forth below in this Article IV(B). The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon additional series of Preferred Stock, and the number of shares constituting any such additional series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in the Corporation's Certificate of Incorporation, as amended and restated from time to time, and requirements and restrictions of applicable law ("Protective Provisions"), the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase the number of shares of any series (other than the Series A Preferred Stock), or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. The Series A Preferred Stock and the subseries thereof shall have the relative rights, preferences and restrictions set forth in Annex A hereto, which is incorporated by reference herein and made a part hereof.

     (C) Common Stock. 1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

     2. Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be distributed to the holders of the Common Stock as provided in Annex A hereto.

     3. Redemption.  The Common Stock is not redeemable.

     4. Voting Rights. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                   ARTICLE V

     The Board of Directors may from time to time make, amend, supplement or repeal the bylaws of the corporation by the requisite affirmative vote of directors as set forth in the bylaws of the corporation; provided, however, that the stockholders may change or repeal any bylaw adopted by the Board of Directors by the requisite affirmative vote of stockholders as set forth in the bylaws of the corporation; and, provided further, that no amendment or supplement to the bylaws of the corporation adopted by the Board of Directors shall vary or conflict with any amendment or supplement thus adopted by the stockholders.

                                   ARTICLE VI

     The number of directors of the corporation shall be fixed from time to time by, or in the manner provided in, the bylaws or amendment thereof duly adopted by the board of directors or by the stockholders of the corporation.

                                  ARTICLE VII

     Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide. The directors shall be classified into three classes, as nearly equal in number as possible as determined by the board of directors, with (i) the term of office of the first class to expire at the 1998 Annual Meeting of Stockholders, (ii) the term of office of the second class to expire at the 1999 Annual Meeting of Stockholders and (iii) the term of office of the third class to expire at the 2000 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the board of directors.

                                  ARTICLE VIII

     The Corporation is to have perpetual existence.

                                   ARTICLE IX

     Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the corporation may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

                                   ARTICLE X

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of the foregoing provisions of this Article X shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

                                   ARTICLE XI

     To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) though bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others. Any repeal or modification of any of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

                                  ARTICLE XII

     The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the undersigned, the sole incorporator of the Corporation, has executed this Amended and Restated Certificate of Incorporation this 4th day of April, 1997.

                                          --------------------------------------
                                          Kenneth A. Rosenblum
                                          Sole Incorporator

                                                                         ANNEX A

                  RIGHTS, PREFERENCES AND RESTRICTIONS OF THE
          SERIES A-1, A-2, A-3, A-4, A-5, A-6 AND A-7 PREFERRED STOCK

     The rights, preferences, restrictions and other matters relating to the Series A Preferred Stock are as follows:

     1. Certain Definitions. "Affiliate" means an entity that, directly or indirectly, through one or more intermediaries, is controlled by IDEC or Genentech. As used herein, the term "control" will mean the direct or indirect ownership of fifty percent (50%) or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management of the corporation or other business entity.

     "Approval Process Event" means a determination by the Joint Development Committee that the formulation of C2B8 and the process for C2B8 recovery are commercially viable as more fully described in Appendix I to the Development Plan.

     "C2B8" means that certain monoclonal antibody to B cells more particularly described on Exhibit B to the Collaboration Agreement.

     "Co-Promotion Territory" means the United States and Canada.

     "Collaboration Agreement" shall mean the Collaboration Agreement dated the Effective Date between the Corporation and Genentech.

     "Controlled," unless specified otherwise herein, means possession of the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangement with any entity other than the Corporation or Genentech.

     "Development Plan" means the comprehensive plan for the development of C2B8, designed to generate the preclinical, process development/manufacturing scale-up, clinical and regulatory information required to obtain Regulatory Approval in the Co-Promotion Territory, and may be modified from time to time by the JDC. Development shall refer to all activities related to preclinical testing, toxicology, formulation, process development, manufacturing scale-up, quality assurance/quality control, clinical studies and regulatory affairs for a Licensed Product in connection with obtaining Regulatory Approvals of such Products.

     "Effective Date" means March 16, 1995.

     "First Anniversary Date" means the date which is twelve (12) calendar months following March 16, 1995.

     "FDA Approval Date" means the date on which the United States Food and Drug Administration grants Regulatory Approval of C2B8 for manufacture and sale in the United States.

     "FDA Approval Event" means the FDA Approval Date occurs on or before the Fifty-Four Month Anniversary Date.

     "Fifty-Four Month Anniversary Date" means that date which is fifty-four
(54) calendar months following March 16, 1995.

     "Genentech" means Genentech, Inc., a Delaware corporation, and its Affiliates.

     "IDEC" means IDEC Pharmaceuticals Corporation, a Delaware corporation, and its Affiliates.

     "Joint Development Committee" or "JDC" means that committee established pursuant to Section 3.2 of the Collaboration Agreement.

     "Licensed Product(s)" means any compound or composition of matter whose mechanism of action is initiated by interaction with the CD20 or CD19 B-cell determinant (including C2B8, but excluding Y2B8 (as defined in Section 2.2. of the Collaboration Agreement) and In2B8 (as defined in Section 2.2. of the Collaboration Agreement) unless the option set forth in Section 2.3 of the Collaboration Agreement is exercised) (a) developed by IDEC or (b) the intellectual property rights to which are owned or Controlled, in whole or in part, by IDEC, in either (a) or (b) as of the Effective Date or during the term of the Collaboration Agreement.

     "Major European Country" means the United Kingdom, Italy, Germany, France or Spain.

     "ML/MS Agreement" means the Preferred and Common Stock Purchase Agreement dated March 16, 1995 by and between ML/MS Associates, L.P. and IDEC, whereby IDEC reacquired the rights to certain technologies for the treatment of B-cell lymphomas funded and developed by ML/MS Partners pursuant to a Development Agreement and related agreements, dated as of February 17, 1988 and October 27, 1988.

     "ML/MS Partners" shall mean ML Technology Ventures, L.P. and Morgan Stanley Ventures, L.P., and any assignee or successor to ML/MS Partners.

     "National Exchange" shall mean the Nasdaq National Market or any other national exchange on which the Common Stock of the Corporation is listed.

     "Option Agreement" means the Option Agreement to be dated as of the Effective Date between Genentech and the Corporation.

     "Patent Milestone Event" means the notice of grant in the European Patent Office or issuance in a Major European Country of the first valid and enforceable letters patent covering C2B8.

     "Preferred Stock Purchase Agreement" means the Preferred Stock Purchase Agreement dated the Effective Date between the Corporation and Genentech.

     "Regulatory Approval" means any approvals (including pricing and reimbursement approvals), licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacture and sale of a Licensed Product in a regulatory jurisdiction.

     "Registration Rights Agreement" means the 1995 Registration Rights Agreement dated as of the Effective Date between Genentech, ML/MS Associates, L.P. and the Corporation.

     "Third Anniversary Date" means that date which is thirty-six months following March 16, 1995.

     2. Dividend Provisions. a. Series A-1, A-2, A-3, A-4, A-5 and A-6 Preferred Stock Dividend Provisions. No dividend or other distribution shall be paid, or declared and set apart for payment (other than dividends of Common Stock on the Common Stock of the Corporation and dividends payable on the Series A-7 Preferred Stock pursuant to Section 2(b) below), on the shares of any class or series of capital stock of the Corporation unless and until a dividend of equal or greater amount (calculated as if the shares of Series A-1, A-2, A-3, A-4, A-5 and A-6 Preferred Stock had been converted Common Stock on the date the dividend is declared) is first declared and paid with respect to any series of Series A Preferred Stock.

     b. Series A-7 Preferred Stock Dividend Provisions. Cumulative dividends shall accrue from the date of issuance of the Series A-7 Preferred Stock at a fluctuating rate per annum equal to the sum of two percent (2%) plus the "Prime Rate" as announced by the Bank of America, San Francisco Branch, from time to time. Accrued dividends shall be payable quarterly in arrears on the first day of each quarter, commencing with the first day of the first quarter following the earlier of the FDA Approval Date or the Fifty-Four Month Anniversary Date. On the earlier of the FDA Approval Date or the Fifty-Four Month Anniversary Date, all dividends accrued through such date shall be paid. Any accumulation of dividends on the Series A-7 Preferred Stock shall not bear interest. No dividend or other distribution shall be paid, or declared and set apart for payment (other than dividends of Common Stock on the Common Stock of the Corporation), on the shares of any class or series of capital stock of the Corporation unless and until such dividends have been paid. The Corporation shall take any and all corporate action necessary to declare and pay such dividends described in this
Section 2(b).

     3. Liquidation Preference. The holders of Series A Preferred Stock share a liquidation preference as follows:

          a. Series A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Preferred Stock Liquidation Preference. In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, subject to the rights of series of Series A Preferred Stock that may from time to time come into existence, the holders of Series A-1, Series A-2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock, shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock and any other series of Series A Preferred Stock by reason of their ownership thereof, an amount per share equal to the Original Issue Price (defined below) for such subseries plus an amount equal to (i) the declared but unpaid dividends and distributions on such share in the case of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5 and Series A-6 Preferred Stock and (ii) the accrued but unpaid dividends and distributions on such share in the case of the Series A-7 Preferred Stock. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Series A Preferred Stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock on an as-converted to Common Stock basis in proportion to the amount of such stock owned by each such holder. The "Original Issue Price" for each subseries shall mean the price at which the initial share of such subseries is issued.

          b. Upon the completion of the distribution required by subparagraph
     (a) of this Section 3 and any other distribution that may be required with respect to series of Series A Preferred Stock that may from time to time come into existence, if assets remain in this Corporation, the holders of the Common Stock of this Corporation, shall receive all of the remaining assets of this Corporation.

          c. If (i) a single shareholder or group of affiliated shareholders, other than a holder of the Series A Preferred Stock, or a Controlled Affiliate thereof, who would be required to file a Schedule 13D under the Securities Exchange Act of 1934, as amended, acquires or obtains the right to acquire voting stock of the Corporation so that its total holdings of such stock equal or exceed fifty percent (50%) of the then outstanding voting stock of the Corporation, or (ii) any third party (i.e., a party other than a holder or a Controlled Affiliate) acquires or obtains the right to acquire all or substantially all of the assets of the Corporation, then such event shall be considered a liquidation under this Section 3. For purposes hereunder, "Controlled Affiliate" shall mean a party that, directly or indirectly, through one or more intermediaries, is controlled by such holder.

     4. Series A Preferred Stock Conversion. The holders of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          a. Series A-1, Series A-2, Series A-3, Series A-4 and Series A-5, Preferred Stock Conversion. Each share of Series A-1, Series A-2, Series A-3, Series A-4 and Series A-5 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of this Corporation or any transfer agent for such stock, into ten (10) fully paid and nonassessable shares of Common Stock (the "Conversion Rate" for the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock and the Series A-5 Preferred Stock).

          b. [Intentionally omitted.]

          c. Series A-6 Preferred Stock Conversion. (1) "Series A-6 Conversion Number" means the number calculated according to the following formulas:
     (i) If the FDA Approval Date occurs prior to the Fifty-Four Month Anniversary Date, then the Series A-6 Conversion Number shall equal the average closing price for the Common Stock during the period beginning on the FDA Approval Date and ending on the date which is twenty (20) trading days following the FDA Approval Date, as reported on the National Exchange; or (ii) if the Fifty-Four Month Anniversary Date occurs prior to the FDA Approval Date, then the Series A-6 Conversion Number shall equal the average closing price for the Common Stock during the period beginning on the date which is twenty (20) trading days prior to the Fifty-Four

     Month Anniversary Date and ending on the Fifty-Four Month Anniversary Date, as reported on the National Exchange.

          (2) The Series A-6 Preferred Stock shall not be convertible until the earlier of (i) twenty (20) trading days following the FDA Approval Date or
     (ii) the Fifty-Four Month Anniversary Date. Thereafter, each share of Series A-6 Preferred Stock shall be convertible, at the option of the holder thereof, into the number of shares of fully paid and nonassessable shares of Common Stock as equals seventy-five (75) divided by the Series A-6 Conversion Number (the "Conversion Rate" for the Series A-6 Preferred Stock).

          d. Series A-7 Preferred Stock Conversion. (1) "Series A-7 Conversion Number" means the average closing price for the Common Stock during the period beginning on the twentieth (20th) trading day preceding the date on which the holder gives notice of such holder's intention to convert (the "Notice Date") and ending on the Notice Date, as reported on the National Exchange.

          (2) Each share of Series A-7 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the Fifty-Four Month Anniversary Date at the office of this Corporation or any transfer agent for such stock, into such number of shares of fully paid and nonassessable shares of Common Stock as equals (A) one hundred (100) divided by (B) the Series A-7 Conversion Number (the "Conversion Rate" for the Series A-7 Preferred Stock).

          e. Automatic Conversion. (i) Each share of Series A-1, Series A-2, Series A-3, Series A-4 and Series A-5 Preferred Stock; (ii) each share of Series A-6 Preferred Stock that has become convertible at the option of the holder pursuant to Section 4(c); and (iii) each share of Series A-7 Preferred Stock that has become convertible at the option of the holder pursuant to Section 4(d), shall, in each case, automatically be converted into shares of Common Stock at its then effective Conversion Rate immediately upon the transfer of ownership by the initial holder to a third party which is not an Affiliate of such holder. For purposes hereunder, "Affiliate" shall mean a party that, directly or indirectly, through one or more intermediaries, controls or is controlled by such holder.

          f. Mechanics of Conversion of Series A Preferred Stock. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued; provided, however, that in the event of an automatic conversion pursuant to Section 4(e), the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holder of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, and provided further that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or its transfer agent as provided herein. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and shall promptly pay in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board of Directors as of the date of such conversion), any declared and unpaid dividends on the shares of Series A-1, Series A-2, Series A-3, Series A-4, Series A-5 and Series A-6 Preferred Stock being converted and any accrued but unpaid dividends on the shares of Series A-7 Preferred Stock being converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, or in the case of automatic conversion pursuant to Section 4(e), on the date of transfer to the new non-Affiliate holder; and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

          g. Conversion Rate Adjustments of Series A Preferred Stock for Splits and Combinations. The Conversion Rate of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock shall be subject to adjustment from time to time as follows:

             (1) In the event the Corporation should at any time or from time to time after the date upon which any shares of Series A Preferred Stock were first issued (the "Purchase Date"), fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Rate of the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

             (2) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Rate for the applicable series of Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares. Any adjustment under Section 4(g)(1) or (2) shall become effective at the close of business on the date the split, subdivision, stock dividend, other distribution or combination becomes effective.

          h. Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends), then, in each such case for the purpose of this subsection 4(h), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

          i. Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for elsewhere in this Section 4 or a change in control provided for in Section 3(c)) provision shall be made so that the holders of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the applicable Conversion Rate then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

     j. No Impairment. This Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

          k. No Fractional Shares and Certificate as to Adjustments. (1) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Series A Preferred Stock or Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Series A Preferred Stock or Common Stock and the number of shares of Series A Preferred Stock or Common Stock issuable upon such aggregate conversion.

          (2) Upon the occurrence of each adjustment or readjustment of the Conversion Rate of Series A Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment and readjustment, (b) the Conversion Rate for such Series A Preferred Stock at the time in effect, and (c) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

          l. Notices of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          m. Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock, respectively, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-1, Series A-2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock, respectively, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A-1, Series A2, Series A-3, Series A-4, Series A-5, Series A-6 and Series A-7 Preferred Stock, respectively, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to its Certificate of Incorporation.

     n. Notices. Any notice required to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

     5. Voting Rights. The holders of shares of Series A Preferred Stock shall not have any voting rights, except as required under the General Corporation Law of Delaware.

     6. Status of Unissued, Converted or Redeemed Stock. In the event any shares shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock. In the event the Corporation issues less than the number of authorized shares of any subseries of Series A Preferred Stock, the Certificate of Incorporation of this Corporation shall be appropriately amended to effect a corresponding reduction in such subseries of Preferred Stock.

     7. Cancellation of Series A-3 Preferred Stock. If the Approval Process Event has not occurred on or before the First Anniversary Date and if the Patent Milestone Event occurs prior to the Third Anniversary Date, then this Corporation may, at its option, cancel that number of shares of Series A-3 Preferred Stock (or if an insufficient number of shares of Series A-3 Preferred Stock are outstanding, then an equivalent number of outstanding shares of other subseries of Series A Preferred Stock or Common Stock) equal to $2,500,000 divided by the Series A-3 Cancellation Price, where the "Series A-3 Cancellation Price" equals the higher of the (i) price paid per share for the Series A-3 Preferred Stock on the date of issuance, or (ii) fair market value of the Series A-3 Preferred Stock calculated as (A) the average closing price for the Corporation's Common Stock during the period beginning twenty-three (23) trading days prior to the date of cancellation and ending three (3) trading days prior to the date of cancellation, as reported on the National Exchange, multiplied by
(B) the Conversion Rate for the Series A-3 Preferred Stock.

     8. Cancellation of Series A-7 Preferred Stock. If the FDA Approval Date occurs on or before the Fifty-Four Month Anniversary Date, the Corporation shall cancel all of the then outstanding shares of Series A-7 Preferred Stock by crediting therefor an amount equal to the liquidation preference of such shares (including accrued but unpaid dividends) against the milestone payments due the Corporation pursuant to the Collaboration Agreement, such amount to be credited first to the milestone payment payable upon Regulatory Approval in the United States (as described in Section 7.4 of the Collaboration Agreement) and second, to the extent the aforesaid liquidation preference remains unpaid, to the milestone payment then payable on the date of regulatory approval in the first Major European Country (as described in Section 7.4 of the Collaboration Agreement) (collectively, the "Milestone Payments"). If at any time there is a Default Event (defined below), the Corporation shall immediately cancel all of the outstanding shares of Series A-7 Preferred Stock by paying the holders in cash an amount equal to the liquidation preference of such shares (including accrued but unpaid dividends) (an "Acceleration Event"). If the Corporation is unable to cancel such shares of Series A-7 Preferred Stock within seven (7) calendar days from the occurrence of the Default Event, then notwithstanding any provision herein to the contrary, the holder of such shares may, at its sole election, convert such shares into shares of Common Stock of the Corporation equal to the liquidation preference of such shares (including accrued but unpaid dividends) divided by the Original Issue Price for such subseries multiplied by the Conversion Rate for the Series A-7 Preferred Stock. If there is an Acceleration Event and the holder receives cash or converts to Common Stock in exchange for cancellation of the outstanding shares of Series A-7 Preferred Stock as described in the preceding sentence, the holder shall be obligated to pay, in cash, to the Corporation, any and all Milestone Payments as such payments become due under the Collaboration Agreement.

     A "Default Event" shall mean the occurrence of any of the following events:

          (i) Distributions. Failure to make a required payment or distribution hereunder;

          (ii) Material Adverse Event. At the end of any fiscal quarter, the total cash, cash equivalents and marketable debt investments of the Corporation shall be valued at less than the sum of the principal of and unpaid accrued interest on (i) all indebtedness of the Corporation to banks, insurance companies or financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Corporation; (ii) all purchase money security interests in an amount not to exceed $5,000,000 (as defined in the California Uniform Commercial Code); and (iii) the liquidation preference of the outstanding Series A-7 Preferred Stock. In such event, the Corporation shall provide holder with written notice thereof within twenty-four (24) hours of determining that such event has occurred.

     (iii) Bankruptcy Commenced by the Corporation.  If the Corporation:

             (a) shall commence any proceeding in bankruptcy or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing;

             (b) shall admit its inability to pay its debts as they mature in any petition or pleading in connection with any such proceeding;

             (c) shall apply for, or, in writing, consent to or acquiesce in, an appointment of a receiver, conservator, trustee or similar officer for it or for all or substantially all of its assets;

             (d) shall make a general assignment for the benefit of creditors;
        or

             (e) shall admit in writing its inability to pay its debts as they mature;

          (iv) Bankruptcy Commenced Against the Corporation. If any proceedings are commenced or any other action is taken against the Corporation in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver, conservator, trustee or similar officer for the Corporation or for all or substantially all of its assets is appointed; and in each such case, such event continues for ninety (90) days undismissed, unbounded and undischarged; and

          (v) Material Breach. (A) Any breach of any material representation, warranty, covenant or obligation of the Corporation under (i) the Collaboration Agreement, which breach is not cured within sixty (60) days of written notice thereof from Genentech (or if such breach is not susceptible of cure within such period, the Corporation is not making diligent good faith efforts to cure such breach); (ii) the Preferred Stock Purchase Agreement, the Option Agreement or the Registration Rights Agreement, which breach is not cured within thirty (30) days after receipt of written notice of such breach from Genentech to the Corporation; or
     (iii) the ML/MS Agreement, to the extent such breach materially adversely affects the Corporation's ability to perform its obligations under the Collaboration Agreement; or (B) if, at any time, any of the Collaboration Agreement, the Series A Preferred Stock Agreement, the Option Agreement or the Registration Rights Agreement ceases to be in full force and effect.

                                     * * *

                                                                       EXHIBIT E

                                     BYLAWS

                                       OF

                        IDEC PHARMACEUTICALS CORPORATION

                                   ARTICLE I

                                    OFFICES

     Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 1. All meetings of the stockholders for the election of directors shall be held in the City of San Diego, State of California, at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of California as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of California, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Annual meetings of stockholders, commencing with the year 1998, shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

     Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting.

     Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may only be called by the president or the Chariman of Board and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors.

     Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8. The holders of fifty percent (50%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 10. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

     Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. The number of directors which shall constitute the whole board shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of the stockholders, except as provided in
Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     The directors shall be classified into three classes, as nearly equal in number as possible as determined by the board of directors, with the term of office of the first class to expire at the 1998 Annual Meeting of Stockholders, the term of office of the second class to expire at the 1999 Annual meeting of Stockholders and the term of office of the third class to expire at the 2000 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the board of directors. The number of directors which shall constitute the whole board of directors shall be fixed by resolution of the board of directors, with the number initially fixed at eight
(8).

     Section 2. Vacancies and new created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

                       Meetings of the Board of Directors

     Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 5. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     Section 7. Special meetings of the board may be called by the president on two (2) days' notice to each director by mail or forty-eight (48) hours notice to each director either personally or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

     Section 8. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Unless otherwise restricted by the certificate of incorporation of these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

     Section 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                            Committees of Directors

     Section 11. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 12. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                           Compensation of Directors

     Section 13. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              Removal of Directors

     Section 14. Unless otherwise restricted by the certificate of incorporation or bylaw, any director or the entire Board of Directors may be removed, with cause, by the holders of a majority of shares entitled to vote at an election of directors.

                                   ARTICLE IV

                                    NOTICES

     Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE V

                                    OFFICERS

     Section 1. The officers of the corporation shall be chosen by the Board of Directors and shall be a president, a chief financial officer and a secretary. The Board of Directors may elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more vice-presidents, assistant chief financial officers and assistant secretaries. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

     Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a chief financial officer and a secretary and may choose vice presidents.

     Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     Section 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

     Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

                           The Chairman of the Board

     Section 6. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him by the Board and as may be provided by law.

     Section 7. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him by the Board and as may be provided by law.

                       The President and Vice-Presidents

     Section 8. The president shall be the chief executive officer of the corporation; and in the absence of the Chairman and Vice Chairman of the Board he shall preside at all meetings of the stockholders and the Board of Directors; he shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

     Section 9. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

     Section 10. In the absence of the president or in the event of his inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                     The Secretary and Assistant Secretary

     Section 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

     Section 12. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                          The Chief Financial Officer

     Section 13. The chief financial officer may also be designated by the alternate title of "treasurer". The chief financial officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

     Section 14. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as chief financial officer or treasurer and of the financial condition of the corporation.

     Section 15. If required by the Board of Directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     Section 16. The assistant chief financial officer or assistant treasurer, or if there shall be more than one, the assistant chief financial officers or assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the chief financial officer or treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the chief financial officer or treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE VI

                              CERTIFICATE OF STOCK

     Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice- chairman of the Board of Directors, or the president or a vice-president and the chief financial officer or treasurer or an assistant chief financial officer or treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

     Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

     If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 2. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                               Lost Certificates

     Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               Transfer of Stock

     Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               Fixing Record Date

     Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                            Registered Stockholders

     Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VII

                               GENERAL PROVISIONS

                                   Dividends

     Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     Checks

     Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                  Fiscal Year

     Section 4. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                      Seal

     Section 5. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                Indemnification

     Section 6. The corporation shall, to the fullest extent authorized under the laws of the State of Delaware, as those laws may be amended and supplemented from time to time, indemnify any director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director of the corporation or a predecessor corporation or, at the corporation's request, a director or officer of another corporation, provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the corporation. The indemnification provided for in this Section 6 shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director, and (iii) inure to the benefit of the heirs, executors and administrators of such a person. The corporation's obligation to provide indemnification under this Section 6 shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

     Expenses incurred by a director of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the corporation (or was serving at the corporation's request as a director or officer of another corporation) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware. Notwithstanding the foregoing, the corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board of Directors of the corporation which alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent's fiduciary or contractual obligations to the corporation or any other willful and deliberate breach in bad faith of such agent's duty to the corporation or its stockholders.

     The foregoing provisions of this Section 6 shall be deemed to be a contract between the corporation and each director who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

     The Board of Directors in its discretion shall have power on behalf of the corporation to indemnify any person, other than a director, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an officer or employee of the corporation.

     To assure indemnification under this Section 6 of all directors, officers and employees who are determined by the corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the corporation which may exist from time to time, Section 145 of the General Corporation Law of Delaware shall, for the purposes of this Section 6, be interpreted as follows: an "other enterprise" shall be deemed to include such an employee benefit plan, including without limitation, any plan of the corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed "fines."

                                  ARTICLE VIII

                                   AMENDMENTS

     Section 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate or incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

                                                                       EXHIBIT F

                           INDEMNIFICATION AGREEMENT

     THIS AGREEMENT is made and entered into this           day of             ,
1997 between IDEC Pharmaceuticals Corporation, a Delaware corporation
("Corporation"), and                     ("Director").

                                   RECITALS:

     A. Director, a member of the Board of Directors of Corporation, performs a valuable service in such capacity for Corporation; and

     B. The stockholders of Corporation have adopted By-laws (the "By-laws") providing for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by Section 145 of the Delaware Corporations Code, as amended ("Code"); and

     C. The By-laws and the Code, by their non-exclusive nature, permit contracts between Corporation and the members of its Board of Directors with respect to indemnification of such directors; and

     D. In accordance with the authorization as provided by the Code, Corporation has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance as directors of Corporation; and


     E. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded members of the Board of Directors by such D & O Insurance and by statutory and by-law indemnification provisions; and


     F. In order to induce Director to continue to serve as a member of the Board of Directors of Corporation, Corporation has determined and agreed to enter into this contract with Director;

     NOW, THEREFORE, in consideration of Director's continued service as a director after the date hereof, the parties hereto agree as follows:

     1. Indemnity of Director. Corporation hereby agrees to hold harmless and indemnify Director to the fullest extent authorized or permitted by the provisions of the Code, as may be amended from time to time.

     2. Additional Indemnity.  Subject only to the exclusions set forth in
Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Director:

          (a) against any and all expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and


          (b) otherwise to the fullest extent as may be provided to Director by Corporation under the non-exclusivity provisions of Article VII, Section 6 of the By-laws of Corporation and the Code.


     3. Limitations on Additional Indemnity. No indemnity pursuant to Section 2 hereof shall be paid by Corporation:

          (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which the Director is indemnified pursuant to Section 1 hereof or pursuant to any D & 0 Insurance purchased and maintained by Corporation;

          (b) in respect to remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          (c) on account of any suit in which judgment is rendered against Director for an accounting of profits made from the purchase or sale by Director of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          (d) on account of Director's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

          (e) on account of Director's conduct which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

          (f) on account of any action, claim or proceeding (other than a proceeding referred to in Section 8(b) hereof) initiated by the Director unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors;

          (g) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both Corporation and Director have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

     4. Contribution. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a Court decision described in Section 3(g) hereof based on grounds other than any of those set forth in paragraphs (b) through (f) of Section 3 hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is jointly liable with Director (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in such proportion as is appropriate to reflect
(i) the relative benefits received by Corporation on the one hand and Director on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Director on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Director on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     5. Continuation of Obligations. All agreements and obligations of Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of Corporation or serving in any other capacity referred to herein.

     6. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies Corporation of the commencement thereof:

          (a) Corporation will be entitled to participate therein at its own expense;

          (b) except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Director. After notice from Corporation to Director of its election so as to assume the defense thereof, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between Corporation and Director in the conduct of the defense of such action or
     (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Director's separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in (ii) above; and

          (c) Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither Corporation nor Director will unreasonably withhold its consent to any proposed settlement.

     7. Advancement and Repayment of Expenses. (a) In the event that Director employs his own counsel pursuant to Section 6(b)(i) through (iii) above, Corporation shall advance to Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Director for such expenses.

     (b) Director agrees that Director will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Director is not entitled, under the provisions of the Code, the By-laws, this Agreement or otherwise, to be indemnified by Corporation for such expenses.

     (c) Notwithstanding the foregoing, Corporation shall not be required to advance such expenses to Director if Director (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Director, disclosure of confidential information in violation of Director's fiduciary or contractual obligations to Corporation, or any other willful and deliberate breach in bad faith of Director's duty to Corporation or its shareholders.

     8. Enforcement. (a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director to continue as a director of Corporation, and acknowledges that Director is relying upon this Agreement in continuing in such capacity.

     (b) In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Director for all Director's reasonable fees and expenses in bringing and pursuing such action.

     9. Subrogation. In the event of payment under this agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.

     10. Non-Exclusivity of Rights. The rights conferred on Director by this Agreement shall not be exclusive of any other right which Director may have or hereafter acquire under any statute, provision of Corporation's Certificate of Incorporation or By-laws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

     11. Survival of Rights. The rights conferred on Director by this Agreement shall continue after Director has ceased to be a director, officer, employee or other agent of Corporation and shall inure to the benefit of Director's heirs, executors and administrators.

     12. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Corporation to indemnify the Director to the full extent provided by the By-laws or the Code.

     13. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

     14. Binding Effect. This Agreement shall be binding upon Director and upon Corporation, its successors and assigns, and shall inure to the benefit of Director, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

     15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                          IDEC PHARMACEUTICALS CORPORATION
                                          a Delaware corporation

                                          By:
                                            ------------------------------------
                                            William H. Rastetter
                                            Chairman, President and Chief
                                            Executive Officer

                                            ------------------------------------
                                            Director

                                                                     APPENDIX A

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                        IDEC PHARMACEUTICALS CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersign appoints WILLIAM H. RASTETTER and KENNETH J. WOOLCOTT, and each of them, proxies with full power of substitution, to vote all shares of common stock of IDEC Pharmaceuticals Corporation ("IDEC Pharmaceuticals") held of record by the undersigned as of March 28, 1997 at the Annual Meeting of Shareholders of IDEC Pharmaceuticals to be held at the Sheraton Grande Torrey Pines, 10950 North Torrey Pines Road, La Jolla, California on May 22, 1997, at 10:00 a.m., local time, and at all adjournments thereof, upon the following matters:

(1)     Election of Directors    o FOR all nominees listed below               o WITHHOLD AUTHORITY to vote
                                   (except as marked to the contrary below)      for all nominees listed below

William H. Rastetter, Ph.D., Charles C. Edwards, M.D., John Groom, Alan B. Glassberg, M.D., Kazuhiro
Hashimoto, Franklin P. Johnson, Jr., The Honorable Lynn Schenk, William D. Young

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE
SPACE PROVIDED BELOW.)
____________________________________________________________________________________________________________

(2) Proposal to amend the Amended and Restated Articles of Incorporation of IDEC Pharmaceuticals Corporation to provide for a classified Board of Directors.

              o FOR                     o AGAINST                      o ABSTAIN

(3)      Proposal to reincorporate IDEC Pharmaceuticals Corporation from
         California to Delaware and related changes to the rights of shareholders.

              o FOR                     o AGAINST                      o ABSTAIN

(4)      Proposal to amend the 1988 Stock Option Plan of IDEC Pharmaceuticals
         Corporation to increase the number of shares issuable thereunder from 4,680,000 shares to a total of 5,480,000 shares.

              o FOR                     o AGAINST                      o ABSTAIN

(5)      Proposal to amend the 1995 Employee Stock Purchase Plan of IDEC
         Pharmaceuticals Corporation to increase the number of shares issuable thereunder from 345,000 shares to a total of 495,000 shares.

              o FOR                     o AGAINST                      o ABSTAIN

(6) Ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the 1997 fiscal year.

              o FOR                     o AGAINST                      o ABSTAIN



(7) In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

              o FOR                     o AGAINST                      o ABSTAIN


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.


                                        Dated: __________________________, 1997

                                        _______________________________________

                                        _______________________________________
                                        Signature or Signatures of Shareholder

                                        (This signature should conform to your
                                        name as printed hereon.  Co-owners
                                        should both sign.)

                                                                    APPENDIX B


                        IDEC PHARMACEUTICALS CORPORATION
                             1988 STOCK OPTION PLAN

                 AMENDED AND RESTATED THROUGH FEBRUARY 24, 1997


I.               PURPOSES OF THE PLAN

                 (a) This Stock Option Plan (the "Plan") is intended to promote the interests of IDEC Pharmaceuticals Corporation, a California corporation (the "Company"), by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations), (ii) the non-employee members of the Company's Board of Directors (or any parent or subsidiary corporations) and (iii) independent consultants and advisors who provide valuable services to the Company (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company (or its parent or subsidiary corporations).

                 (b) The following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

                        (i) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a PARENT corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                       (ii) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a SUBSIDIARY of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     II.         ADMINISTRATION OF THE PLAN

                 (a) The Company's Board of Directors (the "Board") shall appoint a committee ("Committee") of two (2) or more non-employee Board members to assume full responsibility for the administration of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                 (b) The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or stock issuance thereunder.

     III.        ELIGIBILITY FOR OPTION GRANTS

                 (a) The persons eligible to receive option grants under the Plan are as follows:

                               (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Company (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Company (or its parent or subsidiary corporations);

                              (ii) the non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporations; and

                             (iii) those independent consultants or other advisors who provide valuable services to the Company (or its parent or subsidiary corporations).

                 (b) The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to be outstanding.





                                       2.

       IV.       STOCK SUBJECT TO THE PLAN

                 (a) The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The maximum number of shares which may be issued under the Plan shall not exceed 5,480,000 shares.*/ The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with Section IV(d) of the Plan.

                 (b) In no event may the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights exceed 1,250,000 shares in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with Section IV(d) of the Plan. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.

                 (c) Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions of Section VIII of the Plan), the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise price paid per share, pursuant to the Company's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Shares subject to any option cancelled in accordance with Section IX of the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under this Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.





______________________________

*/ Adjusted to reflect (i) the 1 for 2.5 reverse Common Stock split effected by the Company on August 18, 1991, (ii) the 670,000 share increase authorized by the Board in March 18, 1992 and approved by the shareholders at the 1992 Annual Meeting, (iii) the 700,000 share increase authorized by the Board on January 13, 1993 and approved by the shareholders at the 1993 Annual Meeting, (iv) the 650,000 share increase authorized by the Board on February 28, 1994 and approved by the shareholders at the 1994 Annual Meeting, (v) the 500,000 share increase authorized by the Board on January 25, 1995, and approved by the shareholders at the 1995 Annual Meeting, (vi) the 1,200,000 share increase authorized by the Board on January 24, 1996, and approved by the shareholders at the 1996 Annual Meeting, and (vii) the 800,000 share increase authorized by the Board on February 24, 1997, subject to shareholder approval at the 1997 Annual Meeting. In no event, however, shall more than 4,793,277 shares of Common Stock be issued under the Plan after February 28, 1997, subject to adjustment under Section IV(d) in the event of changes in the Company's capital structure.








                                       3.

                 (d) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (I) the maximum number and/or class of securities issuable under the Plan, (II) the maximum number and/or class of securities for which stock options and separately exercisable stock appreciation rights may be granted to any one participant in the aggregate after December 31, 1993 and (III) the number and/or class of securities and exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

       V.        TERMS AND CONDITIONS OF OPTIONS

                 Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees (as defined in Section V.3.D below) may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

                 1.       Option Price.

                          A.      The option price per share shall be fixed by
the Plan Administrator, but in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

                          B.      The option price shall become immediately due
upon exercise of the option and shall, subject to the provisions of Section X and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

                              (i) full payment in cash or check payable to the Company; or

                              (ii) full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or








                                       4.

                             (iii) full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company; or

                              (iv)         full payment effected through a
         broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable written instructions (I) to a Company-designated brokerage firm to (A) effect the immediate sale of a sufficient number of the purchased shares to enable such firm to remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (B) remit those funds to the Company on the settlement date, and (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm.

                          For purposes of this subparagraph B, the Exercise
Date shall be the date on which written notice of the option exercise is received by the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                          C.      The fair market value per share of Common
Stock on any relevant date under subparagraph A or B (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

                               (i) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                              (ii) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted









                                       5.

         in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                 2. Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option shall have a term in excess of ten (10) years from the grant date.

                 3. Limited Transferability of Options. During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, non-statutory options may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                 4.       Effect of Termination of Service.

                          A.      Should an optionee cease to remain in Service
(as defined in subparagraph D below) for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue
Code) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to Section XI below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and specified in the instrument evidencing the grant) following the date of such cessation of Service. Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term. Each such option shall, during such thirty-six
(36)-month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such thirty-six
(36)-month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, the option shall, immediately upon the optionee's cessation of Service for any reason, terminate and cease to be outstanding for any option shares for which the option is not otherwise at that time exercisable.








                                       6.

                          B.      Any outstanding option held by the optionee
and exercisable in whole or in part on the date of his or her death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. The right to exercise the option for those shares shall terminate upon the earlier of (i) the third anniversary of the date of the optionee's cessation of Service or
(ii) the specified expiration date of the option term.

                          C.      Notwithstanding subparagraphs A and B above,
the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under the Plan to be exercised, during the limited period of exercisability provided under
Section V.4.A above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                          D.      For purposes of the foregoing provisions of
this Section V.4 (and all other provisions of the Plan), the optionee shall be deemed to remain in the SERVICE of the Company for so long as such individual renders services on a periodic basis to the Company or any parent or subsidiary corporation in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless the option agreement evidencing the option grant and/or the purchase agreement evidencing the purchased option shares specifically provides otherwise. The optionee shall be considered to be an EMPLOYEE for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to the work to be performed and as to the manner and method of performance.

                 5. Shareholder Rights. An optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

                 6. Repurchase Rights. Unvested shares of Common Stock may be issued under the Plan which are subject to repurchase by the Company in accordance with the following provisions:

                          (a) Upon the optionee's cessation of Service while holding unvested shares under the Plan, the Company shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be





                                       7.

         exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                          (b) All of the Company's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section VII of this Plan, except to the extent: (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                          (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Company's outstanding repurchase rights with respect to any or all unvested shares purchased or purchasable by the optionee under the Plan and thereby accelerate the vesting of those shares in whole or in part at any time.

       VI.       INCENTIVE OPTIONS.

                 The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                 (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

                 (b) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order










                                       8.

in which such options are granted. Should the number of shares of Common Stock for which an Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, the option may nevertheless be exercised for those excess shares in such calendar year as a non-statutory option.

                 (c) 10% Shareholder. If any individual to whom the Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from such grant date.

                 Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.


     VII .       CORPORATE TRANSACTION/CHANGE IN CONTROL

                 (a) In the event of any of the following transactions (a "Corporate Transaction"):

                               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                              (ii)         the sale, transfer or other
         disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

                             (iii) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to persons different from those who held the stock immediately prior to such merger, each outstanding option under the Plan shall
         automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. However, an outstanding option under the Plan shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the











                                       9.

         successor corporation or parent thereof or (ii) the acceleration of such option is subject to other applicable limitations imposed by the Plan Administrator at the time of grant. The determination of comparability under clause (i) above shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

                 (b) Each outstanding option under the Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted to reflect the effect of the Corporate Transaction upon the Company's capital structure.

                 (c) In connection with any Change in Control (as defined below), the Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of each outstanding option under the Plan so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for the total number of shares at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. The Plan Administrator shall also have full power and authority to condition such option acceleration, and the termination of any of the Company's repurchase rights with respect to any unvested shares purchased or purchasable under the Plan, upon the subsequent termination of the optionee's Service within a designated period following the Change in Control.

                 A CHANGE IN CONTROL shall be deemed to occur in the event:

                               (i) twenty-five percent (25%) or more of the Company's outstanding voting stock is acquired pursuant to a tender or exchange offer (A) which is made directly to the Company's shareholders by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with, the Company) and (B) which the Board does not recommend the shareholders to accept; or

                              (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning








                                      10.

         of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                 (d) Immediately following the consummation of a Corporate Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. Upon a Change in Control, each outstanding option accelerated pursuant to subsection VII(c) above shall remain fully exercisable until the expiration or sooner termination of the option term specified in the agreement evidencing such grant.

                 (e) The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section VI(b) of the Plan. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

                 (f) The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     VIII.       CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) eighty-five percent (85%) of the fair market value per share of the Common Stock on the new grant date or (ii) one hundred percent (100%) of such fair market value in the case of an Incentive Option or (iii) one hundred and ten percent (110%) of such fair market value in the case of an Incentive Option granted to a 10% Shareholder.

       IX.       STOCK APPRECIATION RIGHTS

                 (a) Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section IX, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under the Plan in exchange for a distribution from the Company in an amount equal to the excess of








                                      11.

(i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

                 (b) No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section IX may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                 (c) If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                 (d) One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock (including any shares which may vest in connection with such Hostile Take-Over). The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IX(d). No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and exercisable in accordance with the terms and conditions of the instrument evidencing such grant.

                 (e) For purposes of Section IX(d), the following definitions shall be in effect:

                          A HOSTILE TAKE-OVER shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control









                                      12.

         with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept.

                          The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section V.1.C, or (b) the highest reported price per share paid by the acquiring entity in effecting such Hostile Take-Over. However, to the extent the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                 (f) The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this
Section IX shall NOT be available for subsequent option grant under the Plan.

       X .       LOANS OR INSTALLMENT PAYMENTS

                 The Plan Administrator may, in its discretion, assist any optionee (including any officer or director of the Company) in the exercise of one or more options granted to such individual under the Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such optionee or (ii) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate and terms of repayment) will be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be granted with or without security or collateral (other than to individuals who are independent consultants or advisors, in which event the loan must be adequately secured by collateral other than the purchased shares). However, the maximum credit available to the optionee may not exceed the option price of the acquired shares plus any Federal and State income and employment tax liability incurred by the optionee in connection with the exercise of the option.

       XI.       EXTENSION OF EXERCISE PERIOD

                 The Plan Administrator shall have full power and authority, to extend the period of time for which the option is to remain exercisable following the optionee's








                                      13.

cessation of Service from the thirty-six (36) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

     XII.        AMENDMENT OF THE PLAN

                 The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.


     XIII.       EFFECTIVE DATE AND TERM OF PLAN

                 (a) The Plan was initially adopted by the Board on July 19, 1988 and approved by the Company's shareholders on March 29, 1989. The Plan was subsequently amended by the Board on July 18, 1990, and such amendment was approved by the Company's shareholders in October, 1990. In January 1991, the Plan was again amended to increase by 480,000 shares the number of shares of Common Stock issuable under the Plan, and such share increase was approved by the Company's shareholders on March 20, 1991. The Board further amended the Plan on May 22, 1991, with such amendments to become effective as of the date the Company's Common Stock first became traded on the Nasdaq National Market, in order to revise certain provisions previously required when the Plan was subject to the permit requirements of the California Corporations Department. On March 18, 1992, the Plan was amended and restated in its entirety, including an increase of 670,000 shares to the number of shares of Common Stock issuable thereunder. The 1992 restatement, including the 670,000-share increase, was approved by the shareholders at the 1992 Annual Meeting. On January 13, 1993, the Board amended the Plan to increase by an additional 700,000 shares the number of shares of Common Stock issuable under the Plan, and such share increase was approved by the shareholders at the 1993 Annual Meeting. On February 28, 1994, the Board amended the Plan to increase by an additional 650,000 shares the number of shares of Common Stock issuable under the Plan, and such increase was approved by the shareholders at the 1994 Annual Meeting. On January 25, 1995, the Board amended the Plan to increase by an additional 500,000 shares the number of shares of Common Stock issuable under the Plan, and such increase was approved by the shareholders at the 1995 Annual Meeting.

                 On January 24, 1996, the Board adopted an amendment which increased the number of shares of Common Stock issuable under the Plan by an additional 1,200,000 shares, and such increase was approved by the shareholders at the 1996 Annual Meeting.





                                      14.

                 On February 24, 1997, the Board adopted a series of amendments to the Plan (the "1997 Amendments") which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 800,000 shares, (ii) rendered non-employee Board members serving as Plan Administrator eligible to receive option grants under the Plan, (iii) allowed unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Plan, (iv) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (v) extended the term of the Option Plan from July 19, 1998 to December 31, 2002 and (vi) effected a series of additional changes to the provisions of the Plan (including the shareholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Amendments are subject to shareholder approval at the 1997 Annual Meeting. Should shareholder approval of the 1997 Amendments not be obtained, then any options granted on the basis of the 800,000-share increase shall terminate and cease to remain outstanding without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such increase. In addition, the non-employee Board members who serve as Plan Administrator will not become eligible to participate in the Plan, and any unvested shares repurchased by the Company at the option exercise paid per share will not be added back to the share reserve for reissuance. Finally, the extension of the term of the Plan from July 19, 1998 to December 31, 2002 will not be implemented. However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan in effect immediately prior to the 1997 Amendments, until the available reserve of Common Stock as last approved by the shareholders has been issued pursuant to option grants made under the Plan.


                 (b) The provisions of the 1992 restatement and of each subsequent amendment to the Plan shall apply only to stock options and stock appreciation rights granted under the Plan from and after the applicable effective date of such restatement or amendment. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to each such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective agreements evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation right was previously granted, and nothing in the 1992 restatement or in any subsequent amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such prior options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights. However, the Plan Administrator may, in its discretion, modify stock option or stock appreciation right issued and outstanding immediately prior to the effective date of the 1992 restatement or any subsequent amendment to include one or more provisions to the Plan added by such restatement or amendment.





                                      15.

                 (c) Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) December 31, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender of cash-out of the stock options and stock appreciation rights granted hereunder. If the date of termination is determined under clause (i) above, then each stock option or stock appreciation right outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grant.

                 (d) Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until shareholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Company shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

     XIV .       USE OF PROCEEDS

                 Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

       XV.       REGULATORY APPROVALS

                 The implementation of the Plan, the granting of any stock option or stock appreciation right hereunder, and the issuance of stock upon the exercise of any such option or stock appreciation right shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the stock issued pursuant to it.







                                      16.

                                                                      APPENDIX C

                        IDEC PHARMACEUTICALS CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN

                 AMENDED AND RESTATED THROUGH FEBRUARY 24, 1997

       I.        PURPOSE OF THE PLAN

                 This Employee Stock Purchase Plan is intended to promote the interests of IDEC Pharmaceuticals Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

 Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.         ADMINISTRATION OF THE PLAN

                 The Compensation Committee of the Board in its capacity as Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for proper administration of the Plan as it may deem necessary or appropriate. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III.        STOCK SUBJECT TO PLAN

                 A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 495,000 shares, inclusive of the 150,000 share increase subject to shareholder approval at the 1997 Annual Meeting of shareholders.

                 B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.         OFFERING PERIODS

                 A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                 B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. Subject to the provisions of Section IV.D, the initial offering period shall commence on the Effective Date and shall end on the last business day in June 1997; the next offering period shall commence on the first business day in July 1997; and subsequent offering periods shall commence as designated by the Plan Administrator.

                 C. Each offering period shall be comprised of a series of successive quarterly Purchase Periods. Purchase Periods shall commence on the first business day in July, October, January and April each year and shall end on the last business day in the following September, December, March and June, respectively, each year. Accordingly, there shall be a maximum of eight
(8) quarterly Purchase Periods within each offering period.

                 D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The duration of that new offering period shall be established by the Plan Administrator within five (5) business days following the start date.

                 E. Under no circumstances shall any offering period commence under the Plan, nor shall any shares of Common Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Corporation's stockholders and (ii) the Corporation shall have complied with all applicable requirements of the Securities Act, all applicable listing requirements of any securities exchange (or the Nasdaq National Market if applicable) on which shares of the Common Stock are listed for trading and all other applicable statutory and regulatory requirements.

       V.        ELIGIBILITY

                 A. Each Eligible Employee shall be eligible to enter an offering period under the Plan on the start date of any Purchase Period (within that offering period) which begins on or after his or her completion of thirty
(30) days of continuous service with the





                                       2.

Corporation or any Corporate Affiliate, provided he or she remains an Eligible Employee on such start date. The date such individual enters the offering period shall be designated his or her Entry Date for purposes of that offering period.

                 B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) prior to his or her scheduled Entry Date. However, each individual who is a Participant in an offering period on the date such offering period terminates pursuant to Section IV.D shall automatically be enrolled in the new offering period which commences immediately after such termination date, provided the Participant is an Eligible Employee on the start date of that new offering period. Such start date shall be the Participant's Entry Date for the new offering period.

     VI.         PAYROLL DEDUCTIONS

                 A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock in an offering period may be any multiple of one percent (1%) of the Eligible Earnings paid to the Participant during each Purchase Period within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                               (i)         The Participant may, at any time
         during an offering period, reduce his or her rate of payroll deduction to any lower multiple of one percent of Eligible Earnings to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Period.

                              (ii) The Participant may, prior to the commencement of any new Purchase Period within the offering period, increase or decrease the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator prior to the start date of that Purchase Period. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the first Purchase Period following the filing of such form.

                 B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time





                                       3.

outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                 C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

                 D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     VII.        PURCHASE RIGHTS

                 A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                 Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                 B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date (together with any carryover deductions from the preceding Purchase Period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

                 C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii)





                                       4.

the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

                 D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date (together with any carryover deductions from the preceding Purchase Period) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 2,500 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

                 E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

                 F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                               (i) A Participant may, at any time at least five (5) business days prior to the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                              (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) prior to his or her scheduled Entry Date into that offering period.





                                       5.

                             (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then such individual (or the personal representative of the estate of a deceased Participant) shall have the following election, exercisable up until the end of the Purchase Period in which such cessation of Eligible Employee status occurs:

                                        - to withdraw all of the Participant's
         payroll deductions to date during that Purchase Period or


                                        - to have such funds held for the
         purchase of shares on the next Purchase Date.

                          In the absence of such a timely election, the Participant's payroll deductions shall be refunded as soon as possible after the close of the Purchase Period. In no event, however, may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

                          (iv) Should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant's payroll account at the time of the commencement of such leave or (b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant's account during such unpaid leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided the Participant returns to service prior to the expiration date of the offering period in which such leave began.

                 G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares purchasable per





                                       6.

Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

                 The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

                 H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                 I. ASSIGNABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

                 J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

                 A Participant shall be issued, as soon as practicable after the date of each purchase, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the stock certificate may be delivered to a designated stock brokerage account maintained for the Participant and held in "street name" in order to facilitate the subsequent sale of the purchased shares.

   VIII.         ACCRUAL LIMITATIONS

                 A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-





                                       7.

Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                 B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                               (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each Purchase Date during the offering period on which such right remains outstanding.

                              (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                 C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Period, then the payroll deductions which the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded.

                 D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.         EFFECTIVE DATE AND TERM OF THE PLAN

                 A. The Plan was adopted by the Board on January 25, 1995 and was approved by the Corporation's shareholders at the 1995 Annual Meeting.

                 B. On February 24, 1997, the Board amended the Plan to increase the total share reserve available for issuance under the Plan by an additional 150,000 shares, subject to shareholder approval at the 1997 Annual Meeting. Should such shareholder





                                       8.

approval not be obtained, then no purchase rights shall be granted, and no shares shall be issued, on the basis of such 150,000 share increase. However, the Plan will continue in effect until the maximum number of shares available for issuance under the Plan as last approved by the stockholders is issued.

                 C. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in June 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

       X.        AMENDMENT OF THE PLAN

                 The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Period. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

         XI.     GENERAL PROVISIONS

                 A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

                 B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                 C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.





                                       9.

                                   SCHEDULE A

                         CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE DATE


                        IDEC Pharmaceuticals Corporation

                                    APPENDIX


                 The following definitions shall be in effect under the Plan:

                 A. BOARD shall mean the Corporation's Board of Directors.

                 B. CODE shall mean the Internal Revenue Code of 1986, as amended.

                 C. COMMON STOCK shall mean the Corporation's common stock.

                 D. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

                 E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                 F. CORPORATION shall mean IDEC Pharmaceuticals Corporation, a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of IDEC Pharmaceuticals Corporation which shall by appropriate action adopt the Plan.

                 G. EFFECTIVE DATE shall mean July 3, 1995, the first business day in July 1995. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

                 H. ELIGIBLE EARNINGS shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions,





                                      A-1.

profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

                 I. ELIGIBLE EMPLOYEE shall mean any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

                 J. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

                 K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 L. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

                 M. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Date are listed in attached Schedule A.





                                      A-2.

                 N. PLAN shall mean the Corporation's 1995 Employee Stock Purchase Plan, as set forth in this document.

                 O. PLAN ADMINISTRATOR shall mean the Compensation Committee of the Board in its capacity as administrator of the Plan.

                 P. PREDECESSOR PLAN shall mean the Corporation's existing Employee Stock Purchase Plan.

                 Q. PURCHASE PERIOD shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

                 R. PURCHASE DATE shall mean the last business day of each Purchase Period. The initial Purchase Date shall be September 30, 1995.

                 S. SECURITIES ACT shall mean the Securities Act of 1933, as amended.

                 T. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.











                                      A-3.